UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LION BIOTECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box);

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

999 Skyway Road, Suite 150

San Carlos, California 94070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m. Eastern Daylight Savings Time on Thursday, June 1, 2017

Dear Stockholders of Lion Biotechnologies, Inc.:

The 2017 annual meeting of stockholders (the “Annual Meeting”) of Lion Biotechnologies, Inc., a Nevada corporation, will be held on Thursday, June 1, 2017 at 9:00 a.m. in the Terrace Loft Meeting Room on the 24th floor of The Bryant Park Hotel, 40 West 40th St., New York, New York 10018, for the following purposes, as more fully described in the accompanying proxy statement:

1.         To elect seven directors to serve until the 2018 Annual Meeting of Stockholders;

2.         To approve, by non-binding advisory vote, the compensation of our named executive officers;

3.         To approve the reincorporation of Lion Biotechnologies, Inc. from the State of Nevada to the State of Delaware, pursuant to a plan of conversion;

4.         To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and

5.         To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on April 5, 2017 as the record date for the Annual Meeting. Only stockholders of record on April 5, 2017 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

This proxy statement and our annual report can be accessed directly at the following internet address: http://www.cstproxy.com/lionbio/2017.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the internet, telephone or mail.

We appreciate your continued support of Lion Biotechnologies, Inc. and look forward to either greeting you personally at the Annual Meeting or receiving your proxy.

By order of the Board of Directors

Maria Fardis, Ph.D.
President and Chief Executive Officer
April 19, 2017

i

PROXY STATEMENT
FOR 2017 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m. Eastern Daylight Savings Time on Thursday, June 1, 2017

This proxy statement and the enclosed form of proxy are furnished by Lion Biotechnologies, Inc., a Nevada corporation (“we,” “our” or the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at the 2017 annual meeting of our stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Thursday, June 1, 2017 at 9:00 a.m. Eastern Daylight Savings Time, in the Terrace Loft Meeting Room on the 24th floor of The Bryant Park Hotel, 40 West 40th St., New York, New York 10018. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about April 19, 2017 to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: This proxy statement, the accompanying proxy card or voting instruction card and our 2016 Annual Report on Form 10-K are also available at http://www.cstproxy.com/lionbio/2017 .

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

What matters am I voting on at the Annual Meeting?

You will be voting:

•	To elect seven directors to serve until the 2018 Annual Meeting of Stockholders;

•	To approve, by non-binding advisory vote, the compensation of our named executive officers;

•	To approve the reincorporation of Lion Biotechnologies, Inc. from the State of Nevada to the State of Delaware, pursuant to a plan of conversion;

•	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and

•	Any other business as may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends a vote:

•	Proposal No. 1 - “FOR” election of the directors named in this proxy statement;

•	Proposal No. 2 - “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

•	Proposal No. 3 - “FOR” the approval of the reincorporation of the Company from the State of Nevada to the State of Delaware;

1

•	Proposal No. 4 - “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 5, 2017, the record date, may vote at the Annual Meeting. As of the record date, there were 62,359,449 shares of our common stock outstanding. At the Annual Meeting, the stockholders will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors. On the record date, 1,694 shares of our Series A Convertible Preferred Stock (the “Series A Preferred”) were outstanding, which shares of Series A Preferred were convertible into 847,000 shares of common stock, and 7,946,673 shares of our Series B Preferred Stock (the “Series B Preferred”) were outstanding, none of which shares of Series B Preferred were convertible into shares of common stock. However, except as otherwise required by law, the holders of shares of Series A Preferred and Series B Preferred do not have the right to vote on matters that come before the stockholders. Accordingly, the holders of the Series A Preferred and Series B Preferred do not have the right to vote at the Annual Meeting in their capacities as holders of preferred stock.

Registered Stockholders . If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders . If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

With regard to the election of directors, the seven nominees receiving the greatest number of votes cast will be elected provided a quorum is present. On each matter properly presented and submitted to a vote at the Annual Meeting, each share will have one vote for each share represented at the Annual Meeting (in person or by proxy) and entitled to vote. Shares represented by proxies that reflect abstentions or broker non-votes (that is, shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the proposals to approve, on an advisory basis, our executive compensation or on the proposal to ratify the appointment of our independent registered public accounting firm. However, since a majority of the outstanding shares of common stock is required to approve the reincorporation from the State of Nevada to the State of Delaware (the “Reincorporation”), a broker non-vote will have the effect of a vote “against” the Reincorporation of the Company to the State of Delaware. If the enclosed proxy is properly executed and returned to, and received by, us prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors. Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock voting (in person or by proxy) at the Annual Meeting on that proposal will be required to approve, on an advisory basis, our executive compensation for our named executive officers, and to ratify the appointment of the independent registered public accounting firm. Our Reincorporation will be approved if approved by the vote of a majority of the outstanding shares of common stock.

As a result of changes made by the Dodd-Frank Wall Street Reform and Consumer Protection Act to the regulation of brokers under certain self-regulatory organizations such as the New York Stock Exchange (“NYSE”) and NASDAQ Stock Market LLC (“Nasdaq”), brokers are not permitted to vote on the election of directors, on the advisory proposal on executive compensation, or the Reincorporation, without instructions from the beneficial owner. Since the Reincorporation requires the approval of a majority of the outstanding shares of common stock, a broker non-vote will have the effect of a vote “against” on the Reincorporation of the Company to the State of Delaware.

2

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended bylaws and Nevada law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	By Internet — You may submit your proxy from any location in the world by following the internet voting instructions on the proxy card or voting instruction card sent to you.

•	By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

•	By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials ..

•	In Person — You may vote by written ballot at the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the internet. However, the availability of telephone and internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by internet;

•	returning a later-dated proxy card;

•	notifying the Corporate Secretary, in writing, at Lion Biotechnologies, Inc., 999 Skyway Road, Suite 150, San Carlos, California 94070; or

•	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Maria Fardis and Gregory T. Schiffman have been designated as proxies by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

3

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 19, 2017 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Marcum LLP. Your broker will not have discretion to vote on the election of directors or any of the other proposals, which are “non-routine” matters, absent direction from you.

Why is the Company proposing to reincorporate in Delaware?

We believe that Reincorporation in Delaware will give us more flexibility, clarity and predictability with respect to our corporate governance. Generally, the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. In addition, Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, which we believe will facilitate corporate governance by our officers and directors.

How will the Reincorporation be accomplished, and what will the effects be on the Company?

We are incorporated in Nevada and, as such, our corporation is currently governed by Nevada law. As a result of the Reincorporation, we will be incorporated in Delaware and our corporation will be governed by Delaware law. The Reincorporation will be effected by a plan of conversion, which will provide that we will: (1) file with the Secretary of State of the State of Nevada articles of conversion, and (2) file with the Secretary of State of the State of Delaware (i) a certificate of conversion and (ii) a certificate of incorporation. The plan of conversion, the articles of conversion, the certificate of conversion and certificate of incorporation will be substantially in the forms appended to this proxy statement as Appendix A, Appendix B, Appendix C and Appendix D, respectively. Approval of the Reincorporation will also constitute approval of the forms of each of the foregoing documents.

In the Reincorporation, each outstanding share of our common stock, Series A Preferred and Series B Preferred will automatically be converted into one share of common stock, Series A Preferred or Series B Preferred, as applicable, of the Delaware corporation into which we will be deemed converted upon completion of the Reincorporation (herein referred to as “Lion-Delaware”). Outstanding options and warrants to purchase shares of our common stock and other equity awards relating to our common stock likewise will become options and warrants, as applicable, to purchase the same number of shares of common stock or equity awards, as applicable, of Lion-Delaware, with no change in the exercise price or other terms or provisions of the options, warrants or equity awards. Your proportional percentage ownership of this Company will remain unchanged and will not be affected by the Reincorporation.

The Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of the Company.

How will the Reincorporation affect my rights as a stockholder?

Your rights as a stockholder currently are governed by Nevada law and the provisions of our Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws. As a result of the Reincorporation, you will become a stockholder of Lion-Delaware with rights governed by Delaware law and the provisions of the Certificate of Incorporation and the bylaws of Lion-Delaware, which differ in certain respects from your current rights. These important differences are discussed and summarized in this proxy statement under “Proposal No. 3 – Approval of the Reincorporation of the Company to the State of Delaware – Comparison of Stockholders’ Rights Before and After the Reincorporation.” Forms of Lion-Delaware’s Certificate of Incorporation and Bylaws are appended to this proxy statement as Appendix D and Appendix G, respectively.

4

Are dissenters’ rights available in connection with the Reincorporation?

No. Under Nevada law, stockholders are not entitled to dissenters’ rights in connection with a reincorporation if the shares held by the stockholder are of a class or series which is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended. Because our common stock is currently listed on the Nasdaq Global Select Market, it satisfies the definition of “covered security”, and our stockholders will therefore not be entitled to dissenters’ rights in connection with the reincorporation.

Should I send in my stock certificates?

No. Please do not send us your stock certificates. Following the Reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales (through a broker or otherwise) of shares of Lion-Delaware common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Lion-Delaware, and if you do so, it will be at your own cost.

What are the tax consequences of the Reincorporation to me?

The Reincorporation is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. Generally, you will have the same basis in and holding period with respect to your Lion-Delaware common stock, Series A Preferred and Series B Preferred received by you pursuant to the Reincorporation as you have in the shares of our common stock, Series A Preferred and Series B Preferred held by you as of immediately prior to the time the Reincorporation is consummated.

What is the effect of not obtaining the required vote for approval of the Reincorporation?

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to the Company’s existing articles of incorporation and bylaws.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Lion Biotechnologies, Inc.
Attention: Corporate Secretary
999 Skyway Road, Suite 150

San Carlos, California 94070

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

5

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2018 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 19, 2017, which is 120 days prior to the first anniversary of the mailing date of this proxy. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Lion Biotechnologies, Inc.
Attention: Corporate Secretary
999 Skyway Road, Suite 150

San Carlos, California 94070

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The following is information concerning the nominees for election as directors. We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holder will vote the proxies for such other nominee as he or she may determine. Each nominee, currently serves as a director of the Company. The term of office of each director will expire at next year’s annual meeting of stockholders.

Nominees

Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, as nominees the following individuals for election as directors at the Annual Meeting.

Iain Dukes, D. Phil.

Maria Fardis, Ph.D.

Sanford J. Hillsberg

Ryan Maynard

Merrill A. McPeak

Wayne P. Rothbaum

Jay Venkatesan, M.D.

For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance” below.

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of the above mentioned nominees.

We expect that all of the foregoing nominees will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of seven members. The following table sets forth the names, ages as of April 5, 2017, and certain other information for each of the directors whose terms are expiring at the annual meeting and who are also nominees for election as a director at the annual meeting.

6

Directors with Terms
expiring at the Annual
Meeting/Nominees	Age	Position	Director Since

Iain Dukes, D.Phil.	58	Chairman of the Board	2016
Maria Fardis, Ph.D.	49	President, Chief Executive Officer and Director	2016
Sanford J. Hillsberg	68	Director	2013
Ryan Maynard	47	Director	2015
Merrill A. McPeak	81	Director	2011
Wayne P. Rothbaum	49	Director	2016
Jay Venkatesan, M.D.	45	Director	2013

Agreement to Appoint Directors

In connection with the private placement of $100 million of our shares of our common stock and newly created Series B Preferred to certain institutional and accredited investors (the “Private Placement”), on June 7, 2016 we agreed to increase the size of our Board from five to seven directors and to appoint Mr. Wayne P. Rothbaum and Dr. Iain Dukes to our Board of Directors. We also agreed that, until the earlier of (i) the date Quogue Capital LLC, or Quogue, an affiliate of Mr. Rothbaum, beneficially owns less than 5% of our outstanding common stock, and (ii) June 30, 2017, which we refer to as the “effective period,” we will take no other action to (x) change the size of our Board, (y) amend, in any respect, our articles of incorporation or bylaws, or (z) enter into any agreement to do any of the foregoing, in each case, without the prior written consent of Quogue. During the effective period, we also have agreed that Quogue shall have the right to have two representatives that it designates nominated for election to the Board, and that either Mr. Rothbaum or Dr. Dukes will be appointed to the Compensation Committee, Audit Committee, and Nominating and Governance Committee of our Board of Directors.

Nominees for Director

Iain Dukes, D. Phil . Dr. Dukes joined our Board of Directors on August 4, 2016 and was appointed Chairman of the Board on August 16, 2016. Dr. Dukes currently is a Venture Partner at OrbiMed Advisors LLC. He previously served as Senior Vice-President and Head of Business Development and Licensing for Merck Research Laboratories through May 2016. He joined Merck in August 2013. Prior to joining Merck, Dr. Dukes was Vice-President of External Research & Development at Amgen, from August 2010 to August 2013. From 2007 to 2010, Dr. Dukes was the President and Chief Executive Officer, and a member of the board of directors, of Essentialis Therapeutics, a clinical stage biotechnology company focused on the development of breakthrough medicines for the treatment of rare metabolic diseases. From 2000 to 2007, Dr. Dukes was Vice President of Scientific and Technology Licensing at GlaxoSmithKline, and prior to that, from 1990 to 1999, he held various positions at Glaxo Wellcome, including Head of Exploratory Development for Metabolic and Urogenital Diseases and Head of Ion Channel Drug Discovery Group. Dr. Dukes holds Master of Jurisprudence and Doctorate of Philosophy degrees from the University of Oxford, a Master of Science degree in Cardiovascular Studies from the University of Leeds and a Bachelor of Science degree in Pharmacology from the University of Bath.

Our Board of Directors believes that Dr. Dukes is highly qualified to serve as a member of the Board because of his extensive experience in the pharmaceutical industry, including in senior management roles.

Maria Fardis, Ph.D. Dr. Fardis joined the Company as President and Chief Executive Officer on June 1, 2016 and was appointed to our Board of Directors on June 7, 2016. Dr. Fardis served as the Chief Operating Officer of Acerta Pharma, LLC, a clinical-stage biopharmaceutical company, from January 2015 to March 2016. From 2011 to 2014, she worked at Pharmacyclics, Inc., which she joined as Senior Director of Global Project Management, and was promoted to Vice President, Alliance and Global Project Management in December 2011, was appointed Executive Vice President, Alliances and Operations in September 2012 and was appointed Chief of Oncology Operations and Alliances in March 2013. Prior to joining Pharmacyclics, from August 2001 to April 2011, Dr. Fardis held increasingly senior positions in Medicinal Chemistry and the project and portfolio management department at Gilead Sciences, Inc., most recently serving as Associate Director, Project and Portfolio Management. Dr. Fardis received her Ph.D. in Organic Chemistry from the University of California, Berkeley and her B.S. summa cum laude, in chemistry from the University of Illinois, Urbana-Champaign. Dr. Fardis holds an MBA, with highest honors, from Golden Gate University.

Our Board of Directors believes that Dr. Fardis is highly qualified to serve as a member of the Board because of her experience both as an executive of biopharmaceutical companies and as a scientist.

7

Sanford J. Hillsberg . Mr. Hillsberg joined our Board of Directors on September 3, 2013. Mr. Hillsberg has been an attorney with TroyGould PC since 1976 and is a member of that firm’s Management Committee. Mr. Hillsberg has served as the Chairman of the Board of Directors of Galena Biopharma, Inc., a publicly-held biopharmaceutical company focused on developing oncology treatments, since 2007. He also has served since January 12, 2017 as Chairman of the Board of Directors of Nacuity Pharmaceuticals, Inc., a privately held development stage company developing a therapeutic treatment for retinal disease. Mr. Hillsberg was a founder and until December 2007, served as a director and Secretary of ImmunoCellular Therapeutics, Ltd., a publicly-held clinical-stage biotechnology company focused on developing immune-based therapies to treat cancer, and its predecessor company since February 2004. Mr. Hillsberg served as a director and Secretary of Duska Therapeutics, Inc., a publicly-held biopharmaceutical company, and its predecessor company from 1999 until January 2006. He previously served as a director and Vice President of Medco Research, Inc., a then publicly-held pharmaceutical company. Mr. Hillsberg is a member of the Board of Governors of Cedars-Sinai Medical Center and has also previously served as a Commissioner of the Quality and Productivity Commission of the City of Los Angeles. Mr. Hillsberg holds a B.A. degree from the University of Pennsylvania and a J.D. degree from Harvard Law School.

Our Board of Directors believes that Mr. Hillsberg is highly qualified to serve as a member of the Board because of Mr. Hillsberg’s extensive prior experience in founding and serving on the Boards of a number of pharmaceutical and biotech companies as well as his expertise in legal and other related matters pertaining to the operation of publicly traded pharmaceutical companies.

Ryan Maynard . Mr. Maynard joined our Board of Directors on February 16, 2015. Mr. Maynard currently is the Executive Vice President and Chief Financial Officer of Rigel Pharmaceuticals, Inc., a clinical-stage drug development public company. He joined Rigel in September 2001 as Corporate Controller and was appointed as an Assistant Secretary in October 2001. In June 2006 he became Rigel’s Vice President of Finance and Acting Chief Financial Officer and became its Vice President and Chief Financial Officer in January 2007. Prior to joining Rigel, Mr. Maynard was Corporate Controller and Director of Finance and Accounting for Personify, Inc., an e-commerce software company, from November 1999 to April 2001. From July 1998 to October 1999 he served as Controller of General Magic, Inc. and from July 1994 to June 1998 he held various positions at Siliconix, Inc., most recently as Senior Finance Manager. He previously worked at Ernst & Young LLP. Mr. Maynard holds a B.S. in Commerce—Accounting from Santa Clara University.

Our Board of Directors believes that Mr. Maynard is highly qualified to serve as a member of the Board because of his extensive experience as the Chief Financial Officer of a publicly traded pharmaceutical companies, as well as his expertise in auditing and financial and other related matters pertaining to the operation of publicly traded pharmaceutical companies.

Merrill A. McPeak . General (Ret.) McPeak joined our Board of Directors in July 2011. From February 2015 until the appointment of Dr. Dukes as our new Chairman, General McPeak was the lead director on our Board of Directors. General McPeak also served as our unpaid, interim Chief Executive Officer from January 14, 2013 until July 24, 2013. General McPeak currently is the President of McPeak and Associates, a consulting firm that he founded in 1995. He has previously served as a director of several public companies, including Tektronix, Inc., Trans World Airlines, Inc., and ECC International Corp., where he was for many years the chairman of the Board. General McPeak has served as a director of Research Solutions, Inc., a company engaged in developing systems to reuse published content, since November 2010, of Aerojet Rocketdyne , an aerospace and defense contractor, since March 2013, and of Lilis Energy, an independent oil and gas producer, since January 2015. He was Chairman of the Board of Coast Plating, Inc., a privately held turnkey provider of metal processing and metal finishing services, from January 2009 until the company was acquired by Trive Capital and renamed Valence Surface Technologies, now the country’s largest independently owned aerospace and defense metal processing company. He continues to be a Director of that company. He helped found, and from December 2003 to February 2012 was Chairman of the Board of EthicsPoint, Inc., a provider of risk management and compliance software-as-a-service that was acquired in 2012 and restyled Navex Global. General McPeak remained a member of the Board of Directors of Navex Global until that company was sold in 2014.

From 1990 until his retirement from active military service in late-1994, General McPeak was Chief of Staff of the United States Air Force. As a member of the Joint Chiefs of Staff, General McPeak was a military advisor to the Secretary of Defense and the President of the United States. General McPeak received a Bachelor of Arts degree in economics from San Diego State College and a Master of Science degree in international relations from George Washington University, and is a member of the Council on Foreign Relations. Since July 2010, General McPeak has been Chairman of the American Battlefield Monuments Commission.

Our Board of Directors believes that General McPeak is highly qualified to serve as a member of the Board because of his extensive leadership experience, including his experience in the military and as a director on numerous public and private company Boards of Directors.

Wayne P. Rothbaum . Mr. Rothbaum joined our Board of Directors on June 7, 2016. Mr. Rothbaum is currently the President of Quogue Capital LLC, a life sciences investment fund he founded in 2001. Beginning in 2012, Mr. Rothbaum served as the co-founder and largest investor of Acerta Pharma, B.V., a Dutch biotech focused on developing selective, covalent small molecules to treat cancer and inflammation. Acerta Pharma was sold to AstraZeneca in February 2016. From February 2013 until its sale in February 2016, Mr. Rothbaum served as the executive chairman of Acerta Pharma. From 1993 until 2001, Mr. Rothbaum led the biotechnology practice at the strategic consulting firm The Carson Group. Mr. Rothbaum graduated Phi Beta Kappa from Binghamton University in 1990 with a dual major in political science and psychology and received his Master’s degree in international economics from The George Washington University.

8

Our Board of Directors believes that Mr. Rothbaum is highly qualified to serve as a member of the Board on the basis of his business background and education, his investment experience as the manager of an investment fund focused on the life sciences industry, and his experience serving in a leadership capacity with other biotechnology companies.

Jay Venkatesan , M.D. Dr. Venkatesan joined our Board of Directors on September 3, 2013. Dr. Venkatesan is currently a Managing Partner of Alpine BioVentures. He also currently serves as President and a Director of Alpine ImmuneSciences, a biotechnology company developing a novel protein immunotherapy platform for the treatment of cancer and autoimmune diseases.  Previously, Dr. Venkatesan was Executive Vice President and General Manager of Oncothyreon, Inc. (currently Cascadian Therapeutics, Inc.), a publicly-traded biotechnology focused on the development of therapeutics for the treatment of cancer and rare diseases.  He joined Oncothyreon following its acquisition of Alpine BioSciences, where Dr. Venkatesan served as the founder and CEO.  Alpine Biosciences, Inc. was a private nanotherapeutics company focused on rare diseases and oncology.  Previously, Dr. Venkatesan was the Managing Member and Portfolio Manager of Ayer Capital Management LP, a position that he held since founding that dedicated health care investment fund in 2008.  Prior to founding Ayer Capital, he was a Director at Brookside Capital Partners, the hedge fund affiliate of Bain Capital, where he co-managed a portfolio of public and private investments across biopharmaceuticals, medical devices, and healthcare services. Previously, he was involved in healthcare venture investing at Patricof & Co. Ventures and in consulting at McKinsey & Company. Dr. Venkatesan received his M.D. from the University of Pennsylvania School of Medicine and his MBA from the Wharton School of the University of Pennsylvania. He received his B.A., magna cum laude , from Williams College, where he was elected to Phi Beta Kappa.

Our Board of Directors believes that Dr. Venkatesan is highly qualified to serve as a member of the Board because of his medical and business background and education, his investment experience as the manager of an investment fund, and his experience as an officer of biotechnology companies.

Meetings of the Board of Directors

The property, affairs and business of our Company are conducted under the supervision and management of our Board of Directors, as called for under the laws of Nevada and our Bylaws. Pursuant to our Bylaws, our Board of Directors may establish committees of one or more directors from time-to-time, as it deems appropriate.

Our common stock currently is listed on The Nasdaq Global Market. A majority of our directors currently are “independent directors” as defined under the NASDAQ Stock Market’s listing standards, which defines an “independent director” as “a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board of Directors.

Our Board of Directors has determined that, with the exception of Dr. Fardis, for the purposes of serving on our Board, all of our other directors are “independent” under the NASDAQ Stock Market’s listing standards.

Our Board of Directors held seven meetings during the 2016 fiscal year. Each director attended at least 75% of the aggregate of the total meetings of the Board that were held during the portion of the 2016 fiscal year in which he/she served as a director.

Committees of The Board of Directors

Our Board has a standing Audit Committee, Nominating and Governance Committee, and Compensation Committee.

Current committee memberships are as follows:

Nominations and
		Audit	Compensation	Governance
Directors	Board	Committee	Committee	Committee

Iain Dukes, D.Phil.	Chairman	Member		Member
Sanford J. Hillsberg	Member
Ryan Maynard	Member	Chair
Merrill A. McPeak	Member	Member	Member	Chair
Wayne P. Rothbaum	Member		Member
Jay Venkatesan, M.D.	Member	Member	Chair	Member

9

Audit Committee

The audit committee currently consists of:

Ryan Maynard (Chair)

Iain Dukes, D. Phil.

Merrill A. McPeak

Jay Venkatesan, M.D.

The Audit Committee operates pursuant to a written charter. Among other things, the Audit Committee is responsible for:

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	hiring our independent registered public accounting firm, and coordinating the oversight and review of the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm; and
•	reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party.

As of the date of this proxy statement, Mr. Maynard, as Chair, Dr. Venkatesan, Dr. Dukes, and General McPeak constitute all of the members of the Audit Committee. All of the members of the Audit Committee are non-employee directors and independent as defined under The Nasdaq Stock Market’s listing standards. Mr. Maynard is a chief financial officer of a public company. Because of his knowledge of financial, audit and accounting matters, our Board has designated him as the “audit committee financial expert” of the Audit Committee.

The Audit Committee operates pursuant to a written charter, which is available on our website, www.lbio.com.

Compensation Committee

The compensation committee currently consists of:

Jay Venkatsean, M.D. (Chair)

Merrill A. McPeak

Wayne P. Rothbaum

Compensation Committee. The Compensation Committee is responsible for the compensation of our executives and directors. As part of its responsibilities, the Compensation Committee has the following duties and responsibilities:

•	Establish annual base salary amounts for executive officers and, based upon discussions with the Chief Executive Officer, annual incentive levels and the financial and any other goals to be met to earn annual and long-term incentive awards.
•	Review and evaluate the performance and leadership of the Chief Executive Officer and determine the amounts of annual and any long-term incentive awards and any adjustment to the annual salary amounts based upon such performance and other factors as the Committee deems appropriate.
•	Review with the Chief Executive Officer his/her evaluation of the performance of the other executive officers and determine with the Chief Executive Officer, and recommend Board approval of, the amounts of annual and any long-term incentive awards and any adjustments to the annual salary amounts based upon such performance and other factors as the Committee deems appropriate.
•	Review the compensation of non-employee directors and recommend to the Board, for its approval, the components and amounts of compensation for non-employee directors.

As part of its other responsibilities, the Compensation Committee reviews and approves any reports required by the SEC for inclusion in the annual report and proxy statement, provides general oversight of our compensation structure, and, if deemed necessary, retains and approves the terms of the retention of compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include reviewing senior management selection and overseeing succession planning; reviewing and approving objectives relevant to executive officer compensation; administering our equity-based and incentive compensation plans; and establishing compensation policies and practices for service on our Board and its committees and for the Chairman of our Board.

In the Compensation Committee’s sole discretion, the Committee has the authority to retain or obtain the advice of a compensation consultant, legal counsel or other advisor after taking into consideration the independence of such compensation consultant, legal counsel or other advisor. Unless expressly required by applicable law or by the rules and regulations of Nasdaq, any compensation consultant, legal counsel or other advisor retained by the Compensation Committee, or who otherwise provides advice to the Compensation Committee, is not required to be independent.

10

The Compensation Committee is directly responsible for the appointment, compensation, oversight and termination of the work of any compensation consultant, legal counsel or other advisor retained by the Committee. Our company is responsible for the payment of all reasonable compensation, as determined and approved by the Compensation Committee, that is owed to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee.

Unless prohibited by applicable law, Nasdaq’s rules and regulations or our bylaws, the Compensation Committee may delegate to one or more of its members or to our executive officers its authority with respect to compensation determinations for our non-executive officers and employees consistent with applicable law.

In 2015, the Compensation Committee granted our Chief Executive Officer the authority to grant options to (i) newly hired non-executive employees, and (ii) non-executive employees as part of year-end bonus compensation. The Compensation Committee established certain parameters within which non-executive options could be granted by our Chief Executive Officer.

The executive officers of our Company are responsible for maintaining the employee compensation policies for our company, including ensuring that the policies are sufficiently attractive to retain our company’s existing employees and to incentivize prospective employees. For a description of the processes and procedures used by the Compensation Committee for the consideration and determination of executive and director compensation, see “Executive Compensation-Compensation Discussion and Analysis.”

Our Board of Directors has determined that each of the current members of the Compensation Committee is “independent” under the current independence standards of the Nasdaq marketplace rules.

Nominating and Governance Committee

The nominating and governance committee currently consists of:

Merrill A. McPeak (Chair)

Iain Dukes, D.Phil.

Jay Venkatesan, M.D.

Nominating and Governance Committee. The Nominating and Governance Committee recommends candidates to be nominated for election as directors at our annual meeting, consistent with criteria approved by our Board; develops and regularly reviews corporate governance principles and related policies for approval by our Board; oversees the organization of our Board to discharge our Board’s duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance.

Usually, nominees for election to our Board are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a Board of Directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to our Board. However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, our Board does consider a candidate’s experience, education, industry knowledge, history with the Company, independence, and differences of viewpoint when evaluating his or her qualifications for election to our Board. In evaluating such candidates, our Board seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, our Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

Report of the Audit Committee

The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board of Directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

11

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

As part of its oversight of our financial statements, the Audit Committee reviewed and discussed with both management and our outside auditors our interim financial statements and annual audited financial statements that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. Our management advised the Audit Committee in each case that all such financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards (SAS) No. 16 (Communication with Audit Committees).

During the year ended December 31, 2016, Marcum LLP served as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2016. Marcum LLP did not have any financial interest, direct or indirect, in our company, and did not have any connection with our company except in its professional capacity as our independent auditors. As discussed in Proposal No. 4 below, the Audit Committee has engaged Marcum LLP as our independent registered public accountants for 2017.

The Audit Committee discussed with Marcum LLP, the auditors of our 2016 annual financial statements, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Marcum LLP to the Audit Committee pursuant to Public Company Accounting Oversight Board (United States) Rule 3526.

Audit and non-audit services to be provided by Marcum LLP are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Taking all of these reviews and discussions into account, the Audit Committee recommended to our Board of Directors that our Board approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC.

Respectfully submitted,

Audit Committee:

Ryan Maynard (Chair)

Iain Dukes, D.Phil.

Merrill McPeak

Jay Venkatesan, M.D.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Our Board believes that the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board of Directors based on circumstances then in existence.

Our Board of Directors is currently comprised of a majority of individuals who are independent from the management of the Company and, assuming that the nominees are elected at the Annual Meeting, six of the seven members of our Board will continue to be independent directors. Our Board of Directors and its committees meet regularly throughout the year to assure that the independent directors are well briefed and informed with regard to the Company’s affairs. Each of the independent directors has unfettered access to any employee within the Company and each director is encouraged to call upon whatever employee he or she deems fit to secure the information each director feels is important to his or her understanding of our Company. In this fashion, we seek to maintain well informed, independent directors who are prepared to make informed decisions regarding our business affairs.

12

Management is responsible for the day-to-day management of risks the Company faces, while our Board of Directors as a whole plays an important role in overseeing the identification, assessment and mitigation of such risks. Our Board of Directors reviews information regarding the Company’s finances and operations, as well as the risks associated with each. For example, the oversight of financial risk management lies primarily with our Board’s Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and our Board of Directors. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. In fulfilling its risk oversight responsibility, our Board of Directors, as a whole and acting through any established committees, regularly consults with management to evaluate and, when appropriate, modify our risk management strategies.

Stockholder Communication with Board Members

Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 999 Skyway Road, Suite 150, San Carlos, California 94070. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to Iain Dukes, currently the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Board Members’ Attendance at Annual Meetings

Each director and director nominee is invited to attend the Annual Meeting of Stockholders. All of the Company’s then current directors attended its 2016 Annual Meeting of Stockholders.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to our officers, directors and employees (“ Code of Ethics ”). A copy of our Code of Ethics will be furnished without charge to any person upon written request. Requests should be sent to: Secretary, Lion Biotechnologies, Inc., 999 Skyway Road, Suite 150, San Carlos, California 94070, and is available on our website at www.lbio.com.

Director Compensation

We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our board of directors and that this approach is comparable to the policies of our peer companies. Our cash compensation policies are designed to encourage frequent and active interaction between directors and our executives both during and between formal meetings as well as compensate our directors for their time and effort. Further, we believe it is important to align the long-term interests of our non-employee directors with those of the Company and its stockholders, and that awarding equity compensation to, and thereby increasing ownership of our common stock by, our non-employee directors is an appropriate means to achieve this alignment.

Our non-employee directors receive an annual cash retainer for board of directors and committee service in addition to equity compensation, as set forth in further detail in the table below.

		Annual Cash Retainer (1)	Annual Equity Compensation (2)

Board of Directors Membership		$35,000	35,000
Chairman of the Board		$25,000	35,000
Audit Committee	Chair	$15,000
	Member	$7,500
Compensation Committee	Chair	$15,000
	Member	$7,500
Nominating and Corporate Governance Committee	Chair	$15,000
	Member	$7,500

(1)	The annual cash retainers are payable in quarterly installments.
(2)	Represents number of shares underlying options granted to the directors. These options are exercisable in four equal quarterly installments following the date of grant. If the individual’s service with the Company are terminated before the option expiration date, the option shares will be exercisable for two years following termination of service (or until the expiration of the option) unless the individual is terminated for cause, in which case the options are terminated.

13

The table below shows the compensation received by each of our non-employee directors during 2016. Our non-employee directors do not receive fringe or other benefits.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards ($) (1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

Iain Dukes, D.Phil.	$27,921	$-	$627,298	$-	$655,219
Sanford J. Hillsberg	$49,124	$-	$313,646	$-	$362,770
Ryan Maynard	$53,750	$-	$313,646	$-	$367,396
Merrill A. McPeak	$61,569	$-	$313,646	$-	$375,216
Wayne Rothbaum(2)	$-	$-	$-	$-	$-
Jay Venkatesan, M.D.	$61,250	$-	$313,646	$-	$374,896

(1)	Represents the grant date value computed in accordance with FASB ASC Topic 718. These amounts do not reflect the actual economic value that will be realized by the directors upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(2)	To date, Mr. Rothbaum, has declined to receive any compensation, whether cash or options.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 - ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as set forth in Section 14A(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enables the Company’s stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. At the 2014 Annual Meeting of stockholders, our stockholders approved an advisory measure that the stockholders' advisory votes on executive compensation be held on an annual basis. Our Board of Directors determined to follow our stockholders’ recommendations and to include an annual stockholders advisory vote on the compensation of the Company’s executive officers. Please refer to the discussion under “Executive Compensation-Compensation Discussion and Analysis” for a description of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation -Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement. Accordingly, we are asking you to approve the following resolution:

RESOLVED, that the compensation paid to the named executive officers of Lion Biotechnologies, Inc., as disclosed in the 2017 Proxy Statement of Lion Biotechnologies, Inc. pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved.

This vote is advisory in nature and therefore is not binding on us, our Compensation Committee or our Board of Directors. Our Board and our Compensation Committee, however, value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for advisory approval of the proposal.

14

MANAGEMENT EXECUTIVE OFFICERS

Executive Officers

The following table sets forth information regarding our executive officers as of April 19, 2017.

Name	Age	Position

Maria Fardis, Ph.D.	49	President and Chief Executive Officer
Gregory T. Schiffman	59	Chief Financial Officer and Corporate Secretary
Michael T. Lotze, M.D.	65	Chief Science Officer, Vice President of Research and Development

Maria Fardis, Ph.D. Dr. Fardis has served as our President and Chief Executive Officer since her appointment effective June 1, 2016. See, “Proposal No. 1: Election of Directors—Nominees for Director,” above.

Gregory T. Schiffman. Mr. Schiffman was appointed as our Chief Financial Officer on October 3, 2016. Prior to joining our Company, he was the Executive Vice President and Chief Financial Officer of StemCells, Inc. until August 15, 2016. StemCells, Inc. was a publicly traded company engaged in the research, development, and commercialization of stem cell therapeutics. Mr. Schiffman joined StemCells, Inc. in January 2014. From 2007 until he joined StemCells, Inc. Mr. Schiffman was the Executive Vice President and Chief Financial Officer of Dendreon Corporation, a publicly traded biotechnology company engaged in the discovery, development and commercialization of novel therapeutics cellular immunotherapy and small molecule products. In November 2014, Dendreon Corporation filed for a Chapter 11 bankruptcy restructuring. Prior to joining Dendreon, he served as Executive Vice President and Chief Financial Officer at Affymetrix from 2001 to 2006, and Vice President of Finance at Applied Biosystems from 1998 to 2001. He served as Controller of Hewlett Packard’s European P.C. manufacturing and distribution operations in Grenoble, France, and as manufacturing manager and controller of its Netmetrix Division. Mr. Schiffman holds a bachelor's degree in accounting from De Paul University and an MBA from the Kellogg Graduate School of Management at Northwestern University. Mr. Schiffman also is a CPA in Illinois.

Michael T. Lotze, M.D. Dr. Lotze was appointed as our Chief Scientific Officer on March 28, 2016. From 2002 until he joined us, Dr. Lotze worked at the University of Pittsburgh, where he held a number of positions, including director of the Division of Surgical Oncology, Co-leader of Biologic Therapy and Gene Therapy in its Cancer Institute, professor of immunology, surgery and bioengineering; vice chair of research in the department of surgery; and assistant vice chancellor in the university’s six schools of health sciences. He was also director of strategic partnerships within the University of Pittsburgh Cancer Institute and the Catalyst Program in the Clinical and Translational Research Institute. He also was the president of the Society for the Immunotherapy of Cancer, the Director of the Centers of Excellence for the Federation of Clinical Immunology Societies, a Co-founder of the Translational Research Cancer Center Consortium and the Translational Research in Mitochondria, Aging, and Disease, as well as the Co-Chairman of the International DAMPs and HMGB1 Symposia. Dr. Lotze has held several senior scientific and research positions at GlaxoSmithKline Pharmaceuticals and Metacine, Inc. Dr. Lotze completed his MD at the Northwestern University Medical School, and his post-graduate studies at the M. D. Anderson Tumor Institute, Strong Memorial Hospital, National Cancer Institute, and the University of Pittsburgh.

EXECUTIVE COMPENSATION —
COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Program

The Compensation Committee of our Board of Directors is responsible for establishing the compensation of our Chief Executive Officer and, based on discussions with our Chief Executive Officer, establishing the compensation of our other executive officers. The Compensation Committee has, in the past, at times included the other members of our Board in its deliberations regarding the salaries of our executive officers.

At our 2016 annual meeting of stockholders, on an advisory basis, a significant majority of the stockholders who voted on this matter approved the compensation of our executive officers as disclosed in our 2016 proxy statement. Based in part upon the results of this stockholder advisory vote, the Compensation Committee has determined to follow the stockholders’ recommendation and to continue to follow our historical compensation policies and procedures, subject to recommendations received from our new compensation consulting firm.

15

This section explains the objectives of our executive compensation program, the compensation decisions we made with respect to 2016 compensation, and the factors we considered in making those decisions. This section focuses on the compensation of officers who are listed as our “named executive officers” for 2016 in this proxy statement. The “named executive officers” include the following three officers who are currently employed with us, and three former executive officers:

Maria Fardis, Ph.D., our President and Chief Executive Officer,

Gregory Schiffman, our Chief Financial Officer, and

Michael T. Lotze, M.D., our Chief Scientific Officer.

In addition to the foregoing named executive officers who continue to be employed at our Company, the “named executive officers” include Dr. Fischkoff, who was dismissed as our Chief Medical Officer on March 28, 2017, Dr. Hawkins, our former President and Chief Executive Officer who resigned in June 2016, and Ms. Henderson, our former Chief Financial Officer who resigned in August 2016. Accordingly, while Dr. Fischkoff, Dr. Hawkins and Ms. Henderson are listed in this Proxy Statement as named executive officers, none of them are currently employed by the Company.

Compensation Objectives and Philosophy

Our executive compensation program is designed principally to:

•	attract, motivate and retain talented and dedicated executive officers;
•	correlate discretionary annual cash bonuses to the achievement of corporate business and financial objectives; and
•	provide our executive officers with appropriate long-term incentives that directly correlate to the enhancement of stockholder value, as well as facilitate executive retention.

To achieve these objectives, we establish (i) annual base salaries at levels that we believe are competitive with base salaries of executives in other comparable publicly-held biopharmaceutical companies, and (ii) discretionary year-end annual cash bonuses based in part on the achievement of key operational and financial goals. We also grant employee stock options as a retention tool and as a means to align the executive’s long-term interests with those of our stockholders, with the ultimate objective of affording our executives an appropriate incentive to help us to improve stockholder value. Our Compensation Committee does not have any formal policies for allocating compensation among the foregoing three components. Rather, our Compensation Committee uses its judgment to determine the appropriate level and mix of compensation on an annual basis with the goal to balance current cash compensation with equity awards to reward both short-term and long-term performance. Our Compensation Committee evaluates both employee performance and compensation to maintain our company’s ability to attract and retain highly-qualified executives in key positions and to assure that compensation provided to our executives remains competitive when compared to the compensation paid to similarly situated executives of companies that we consider comparable to our company.

Compensation Determination Process and the Role of Executive Officers in Compensation Decisions

We conduct an annual review of executive compensation, generally in December or January, with a presentation by our Chief Executive Officer to our Board of Directors and Compensation Committee regarding each element of our executive compensation arrangements. Our Board/Compensation Committee’s most recent review occurred on February 27, 2017. At the Compensation Committee’s direction, our Chief Executive Officer typically prepares an executive compensation review for each executive officer which includes recommendations for:

•	a proposed year-end cash bonus, if any, (i) payable under the terms of each executive officer’s employment agreement or (ii) under our discretionary cash bonus program, in each case based on the achievement of individual and/or corporate objectives and the applicable terms of the employment agreements;
•	a proposed increase, if any, in base salary for the upcoming year; and
•	an award, if any, of stock options or stock awards for the year under review.

As part of the compensation review, our Compensation Committee also considers changes to an executive’s employment agreement, compensation arrangements, responsibilities or severance arrangements.

In accordance with Nasdaq requirements, the Compensation Committee also meets in so-called executive session without the Chief Executive Officer to consider and make recommendations to our Board of Directors regarding the Chief Executive Officer’s compensation, including base salary and cash bonus. The Compensation Committee awards year-end annual stock option grants to our Chief Executive Officer and other executive officers. With the exception of these executive sessions of the Compensation Committee, our Chief Executive Officer generally participates in all deliberations of the Compensation Committee and of our Board of Directors relating to executive compensation. From time to time at the request of the Compensation Committee, members of our executive management team, including our Chief Financial Officer, may provide information to the Compensation Committee and may attend all or a portion of Board of Directors or Compensation Committee meetings at which executive officer compensation issues are addressed.

16

In conjunction with the year-end annual compensation review, or as soon as practicable after the fiscal year-end (but no later than March 15 of each year), our Chief Executive Officer recommends to the Compensation Committee the corporate objectives and other criteria to be utilized for purposes of determining cash bonuses (i) for each named executive officer for the upcoming year in accordance with that named executive officer’s employment agreement, and (ii) for all other officers as a group. The Compensation Committee in its discretion may revise our Chief Executive Officer’s recommendations or make its own recommendations to our Board of Directors, which may in turn suggest further revisions. At the end of the year, the Compensation Committee, in consultation with our Chief Executive Officer, reviews each performance goal and determines the extent to which we achieved such goals. For a description of some of the goals established for 2016, see “2016 Named Executive Officer Compensation—Annual and Special Cash Bonuses,” below.

Setting Executive Compensation

Compensation Committee, Board of Directors and Chief Executive Officer

The Compensation Committee of our Board has the primary responsibility for determining compensation of our executives. Our Board has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable Nasdaq rules, is an “outside director” as defined in Section 162(m) of the Internal Revenue Code, or the Code, and a “non-employee” director as defined under Section 16 of the Exchange Act. Our Compensation Committee determines all compensation matters for our named executive officers, including base salary, bonuses, and equity compensation. Our Board of Directors, after considering the recommendations of the Compensation Committee, makes the final determination with respect to the compensation of our Chief Executive Officer. Utilizing input from our Chief Executive Officer, the Compensation Committee makes an independent decision on compensation for each other executive officer, although our Compensation Committee has, on occasion, submitted its compensation determinations for executive officers to our full Board of Directors for our Board’s approval. Our Chief Executive Officer makes compensation determinations of our non-executive staff.

The Compensation Committee has no policy regarding the use of benchmarks when establishing executive compensation, and the committee has not established a policy or target for the allocation between cash and non-cash incentive compensation. The Compensation Committee hired Radford, an independent compensation consultant, as its compensation consultant in 2016 and again in 2017. While the Compensation Committee gives consideration to peer company comparative framework and benchmarks when establishing executive salaries, bonuses and other compensation, the Compensation Committee and our Board of Directors did not tie, or benchmark, the compensation of our executives to the average compensation, or any particular percentile of compensation, of executives of the companies surveyed by Radford.

Use of Compensation Consultants

The Compensation Committee is authorized to retain its own independent advisors to assist in carrying out its responsibilities. The Compensation Committee has engaged Radford to assist it in various respects. The Compensation Committee has assessed Radford’s independence pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Radford from independently representing the Compensation Committee.

Elements of Executive Compensation

We have designed and implemented compensation policies that have historically allowed us to recruit both in the geographic areas where we operate and where our executives serve, as the case may be (i.e., California, New York and Florida). For 2016, the principal components of compensation for our named executive officers consisted of:

•	a base salary;
•	an annual year-end cash bonus; and
•	an annual stock option award.

Base Salary

We provide our executive officers with base salary to compensate them for services rendered during the year. Generally, the base salaries reflect the experience, skills, knowledge and responsibilities required of each executive officer, and reflect our executive officers’ overall performance and contributions to our business.

17

During its review of base salaries for executives, the Compensation Committee primarily considers:

•	the negotiated terms of each executive’s employment agreement, if any;

•	an internal review of the executive’s compensation, both individually and relative to other named executive officers; and

•	base salaries paid by comparable companies in the biopharmaceutical industry that have a similar business and financial profile.

Salary levels are considered annually as part of the company’s performance review process. Merit-based increases to salaries are based on management’s assessment of the individual’s performance, the recommendations made by the Chief Executive Officer to the Compensation Committee, and the comparative compensation at peer companies.

Annual Cash Bonuses

We provide an opportunity for each of our named executive officers to receive an annual cash incentive bonus based on the satisfaction of individual and company objectives established by our Board of Directors. For any given year, these objectives may include individualized goals or company-wide goals that relate to operational, strategic or financial factors such as progress in developing or commercializing our product candidates, establishing and maintaining key business relationships, raising or maintaining certain levels of capital, or improving our results of operations.

Historically at its annual year-end meeting to consider executive compensation, the Compensation Committee, in consultation with management, has established corporate goals for the upcoming fiscal year for purposes of, among other things, making its recommendations regarding its discretionary annual bonus awards (and stock option grants) for the upcoming year to our named executive officers.

The employment agreements of the named executive officers and certain of our other officers entitle the officers to an annual target end-of-year cash bonus upon the achievement of certain goals or milestones.

The Compensation Committee evaluates the achievement level of individual and corporate objectives as it relates to annual cash bonuses for executive officers and makes it views known to the full Board as part of its final compensation deliberations. The Compensation Committee also considers the bonuses paid by comparable companies. The Compensation Committee, or where appropriate, our Board may approve bonuses based on the foregoing determinations or, after considering market conditions, our financial position or other factors, may, in its sole discretion, determine not to award any bonuses or to award larger or smaller bonuses.

In February 2017, our Board of Directors adopted corporate goals for the determination of cash bonuses to be paid for the 2017 fiscal year. The target bonus payable to participating employees and officers will range from 10% to 30% of such recipient’s 2017 base salary, and the target cash bonuses for senior executive officers will be based on the percentage set forth in each executive officer’s employment agreement (which agreements provide for bonuses in the range of 35% to 50% of such executive’s 2017 base salary). The Company’s goal is to pay any earned bonus by March 15 of the year following the year in which the bonus is earned. The cash bonuses that officers and employees can receive will be based upon the following corporate goals and on a subjective evaluation of an individual’s performance. The corporate goals and objectives for each participant will be based on meeting certain goals with respect to the Company’s operational performance as follows: (i) Transferring the Company’s proprietary process for manufacturing the Company’s autologous cell therapy products to two of its manufacturers (weighted at 30%); (ii) further defining the registration path for LN-144 (weighted at 20%); (iii) completing enrollment of patients in a portion of the Company’s Phase 2 melanoma study by a specified date (weighted at 15%); (iv) enrolling specified number of patients by certain dates in the Company’s cervical and head and neck studies (weighted at 10%); (v) initiation of studies for two other indication (weighted at 10%); (vi) enrolling patients in pancreatic and glioblastoma trials (weighted at 5%); and (vii) meeting other team performance and budgetary goals (weighted collectively at 10%).

See the discussion below in “2016 Named Executive Officer Compensation—Annual and Special Bonuses” for information regarding the cash bonuses paid to our named executive officers for 2016.

Equity Incentive Compensation

We believe that successful long-term corporate performance is more likely to be achieved with a corporate culture that encourages a long-term focus by our officers and other employees through the use of equity awards, the value of which depends on our stock performance. We established our 2014 Equity Incentive Plan to provide all of our employees, including our executive officers, with incentives to help align our employees’ interests with the interests of our stockholders and to enable them to participate in the long-term appreciation of our stockholder value. Additionally, equity awards provide an important retention tool for executives, as the awards generally are subject to vesting over an extended period of time based on continued service with us.

18

Typically, we grant equity awards upon an employee’s hire. In addition, equity awards may also be granted annually at, or soon after, the end of each year, depending on position, performance and tenure at the Company.

The determination of whether to grant stock options, as well as the size of such grants, to our executive officers involves subjective assessments by the Compensation Committee and our Board of Directors and, with respect to executive officers other than herself, our Chief Executive Officer. Generally, annual equity awards are driven by our desire to retain and motivate our executives, and we consider individual performance and contributions during the preceding year to the extent the Compensation Committee and our Board of Directors believe such factors are relevant. As with base salary and cash bonuses, in evaluating and determining stock option grants to our executive officers, the Compensation Committee and our Board of Directors also considers publicly available data prepared by management at the request of the Compensation Committee from other clinical stage oncology companies identified by the Compensation Committee.

We normally grant stock options or stock awards to new executive officers when they join our Company based upon their position with us and their relevant prior experience. The range of options that can be granted to non-executive officers and to employees is prescribed in a schedule based on the non-executive officer or employee’s title and position. The awards granted by the Compensation Committee generally vest over the first three years of the ten-year option term (although some awards vest over four years, while other awards vest based on the achievement of certain milestones). Vesting and exercise rights generally cease upon termination of employment (unless such termination is without “cause” or is for “good reason”), except in the case of death (subject to a one-year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights or the right to receive dividends or dividend equivalents. In addition to the initial option grants, our Compensation Committee may grant additional options to retain our executives and reward, or provide incentive for, the achievement of corporate goals and strong individual performance.

Our Board of Directors has granted our Chief Executive Officer the discretion to grant options to non-executive employees upon joining our company, and to make grants during each annual non-executive employee review cycle. Options are granted based on a combination of individual contributions to our company and on general corporate achievements, which may include the attainment of product development milestones (such as commencement and completion of clinical trials) and attaining other annual corporate goals and objectives.

On an annual basis, the Compensation Committee assesses the appropriate individual and corporate goals for our executives and may provide additional option grants based upon the achievement by the new executives of both individual and corporate goals. We expect that we will continue to provide new employees with initial option grants in the future to provide long-term compensation incentives and will continue to rely on performance-based and retention grants to provide additional incentives for current employees. Additionally, in the future, the Compensation Committee may consider awarding additional or alternative forms of equity incentives, such as grants of bonus stock, restricted stock and restricted stock units, although the Compensation Committee does not currently plan to do so in the near future.

It is our policy to award stock options at an exercise price equal to the closing price on The Nasdaq Global Market of our common stock on the date of the grant. For purposes of determining the exercise price of stock options, the grant date is deemed to be the later of the first day of employment for newly hired employees, or the date on which the Compensation Committee or our Chief Executive Officer, as applicable, approves the stock option grant to existing employees.

We have no program, practice or plan to grant stock options to our executive officers, including new executive officers, in coordination with the release of material nonpublic information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of stock options or other compensation to our executive officers, and we have no plan to do so. We have no policy regarding the adjustment or recovery of stock option awards in connection with the restatement of our financial statements, as our stock option awards have not been tied to the achievement of specific financial statement goals.

We do not take into consideration any amounts realized by our named executive officers from prior stock option or stock awards in determining whether to grant new stock options, restricted stock units or restricted stock awards.

Other Aspects of Our Compensation Philosophy

Retirement Plans, Perquisites and Other Personal Benefits

Our executive officers are eligible to participate in the employee benefit plans on the same terms and conditions as they are available to our other salaried employees. These benefits include medical, dental, vision, disability and life insurance, flexible spending accounts, and a 401(k) plan.

Under the tax-qualified employee savings and retirement plan, our 401(k) Plan, all eligible U.S. employees, including our named executive officers, may elect to defer a percentage of their eligible compensation in our 401(k) Plan, subject to the annual IRS limit. In 2016, we matched 100% of the employee contributions up to 4% of annual eligible compensation. The 2016 matching contributions, if any, made under the Safe Harbor Matching Contribution are fully vested and all employee contributions are at all times fully vested.

19

Cash Bonuses

From time to time, we may pay cash bonuses to employees upon the successful completion of certain projects and we may also pay sign-on bonuses to aid in recruiting certain key employees.

Severance Agreements

We have entered into severance agreements with our executive officers which provide for payment of between six months and one-year’s base salary upon the involuntary termination of employment, provided such termination is not for cause, as defined in the agreements.

Stock Ownership Guidelines

Although stock option grants encourage equity ownership, we currently do not require our directors or executive officers to own a particular number of shares of our common stock. We believe that stock and option holdings among our directors and executive officers are adequate at this time to appropriately align their interests with those of our stockholders.

2016 Named Executive Officer Compensation

Base Salaries

The Compensation Committee considers salary increases for our named executive officers generally on an annual basis, setting salaries based on corporate objectives and the recommendations of our Chief Executive Officer after assessing each executive's performance. A similar process is used by the Board of Directors in setting our Chief Executive Officer's salary. However, the Chief Executive Officer does not provide recommendations on her own salary. At their February 27, 2017 meetings, neither the Compensation Committee nor the Board approved an increase in the base salaries of the named executive officers. The decision not to increase salaries was based on several factors, including the date on which each named executive officer joined the Company (all of the named executive officers were hired during 2016), each named executive officer’s performance, and the Company’s overall retention objectives. As a result, the 2016 and 2017 salaries of our named executive officers is a follows:

				% increase
				from Final 2016
Name and Position (1)	2016 Salary	2017 Salary		Base Salary

Maria Fardis, Ph.D., President and Chief Executive Officer	$500,000	$500,000		-
Gregory T. Schiffman, Chief Financial Officer and Corporate Secretary	$450,000	$450,000		-
Steven A. Fischkoff, M.D., Chief Medical Officer	$400,000	$400,000	(2)	-
Michael T. Lotze, M.D., Chief Science Officer	$400,000	$400,000		-

(1) Dr. Hawkins, our former Chief Executive Officer, and Ms. Henderson, our former Chief Financial Officer, were no longer employed by us at the end of 2016. As such, they have not been shown in the table above.

(2) Represents the annual base salary rate of Dr. Fischkoff for 2017. Dr. Fischkoff was dismissed and his employment terminated on March 28, 2017.

Elma Hawkins, Ph.D. was our President and Chief Executive Officer last year until June 1, 2016. As part of its year-end compensation adjustments, Dr. Hawkins’ 2016 annual salary was increased from $400,000 to $500,000.

Molly Henderson was hired as our new Chief Financial Officer in June 2015. In connection with her employment as our Chief Financial Officer, we agreed to pay Ms. Henderson an annual salary of $275,000. As part of its year-end compensation adjustments, Ms. Henderson’s annual salary was increased to $300,000. On June 1, 2016, in light of Ms. Henderson’s contribution to the Private Placement, Ms. Henderson’s performance during 2016, and the salary level of Chief Financial Officers at other public, clinical stage, oncology companies, we increased Ms. Henderson’s annual salary to $350,000.

Annual and Special Cash Bonuses

We use annual-based cash arrangements which are based on the Company achieving specific corporate goals. Under the employment agreements we entered into with our named executive officers, they were entitled to annual cash bonuses as a percentage of their annual base salaries conditioned on the satisfaction of the individual and company objectives that are established annually by the Compensation Committee/Board of Directors.

20

Early in 2016 our Compensation Committee recommended, and our Board of Directors approved, certain corporate goals to be used in determining year-end incentive bonuses. In June 2016, we raised $100 million in the Private Placement, hired a new President and Chief Executive Officer, appointed additional directors, and modified and accelerated our business plan. Accordingly, in June 2016, our directors approved new corporate goals for each named executive officer for the balance of 2016 that, in their judgment, represented matters over which the named executive officers have significant operational control and on which our Board of Directors believed they should focus to move our strategic plan forward and enhance stockholder value. For the second half of 2016, the Compensation Committee and our Board of Directors established certain performance goals for each of the named executive officers. These goals included subjective goals and company-wide objectives, such as increasing clinical trial capacity and completing the technology transfer process with additional contract manufacturing organizations, completing the development of a Phase 3 process, further developing our cryopreservation process, implementing additional listed standard operating procedures, and obtaining a license from PolyBioCept AB and entering into the related clinical trial agreement with Karolinska University Hospital. .

At its February 2017 meeting the Compensation Committee evaluated the performance of each named executive officer compared to the 2016 corporate goals and other individual factors. Based on the foregoing evaluation, the Compensation Committee determined that Dr. Fardis achieved 80% of her target bonus set forth in her employment agreement, that Dr. Lotze achieved 40% of his individual goals, and that Dr. Fischkoff did not achieve his individual goals. Gregory Schiffman was not eligible for a bonus for 2016 because his employment commenced during the last quarter of 2016. Based on the Compensation Committee’s evaluation of the named executive officers, the Company approved the following cash bonuses for 2016:

		Annual
		Company			Actual
		Incentive	Target Bonus	Target	Approved
Name and Position (1)	Hire Date	Target % (2)	Percentage	Bonus (3)	Amount (4)

Maria Fardis, Ph.D., President and Chief Executive Officer	6/1/2016	50.0%	50.0%	$145,890	$116,720
Gregory T. Schiffman, Chief Financial Officer and Corporate Secretary	10/3/2016	40.0%	40.0%	$43,890	$-	(5)
Steven A. Fischkoff, M.D., Chief Medical Officer	2/4/2016	35.0%	35.0%	$126,959	$-
Michael T. Lotze, M.D., Chief Science Officer	3/27/2016	37.5%	37.5%	$114,658	$45,700

(1)	Dr. Hawkins and Ms. Henderson were no longer employed by us at the end of 2016, and therefore, were not entitled to receive year-end cash bonuses.
(2)	The annual cash bonus target is a percentage of base salary.
(3)	Amount represents a prorated bonus based on hire date.
(4)	Bonus amounts were paid on March 14, 2017.
(5)	Employees starting after September 30, 2016 were not entitled to a bonus payment for 2016.

The Compensation Committee retains the right to make discretionary cash bonus payments in excess of the target cash bonus levels to the named executive officers if in its opinion an named executive officer’s performance justifies such excess payment. No excess payments were made for 2016.

Stock Option Awards/Restricted Stock Units

During 2016, the Company hired a new Chief Executive Officer, Chief Financial Officer, Chief Scientific Officer, and Chief Medical Officer, the four named executive officers described in this Proxy Statement. In connection with the hiring process, the Compensation Committee utilized the data available from peer companies of similar size and structure, current market conditions for talented executive officers and recent compensation earned by the candidates for these positions. The equity compensation components in the employment agreements of our new Chief Executive Officer and Chief Scientific Officer was based on goals and milestones within the scope of responsibilities of these executive officers and on the potential impact on the Company’s performance. Based on each of these inputs and considering the needs of the organization, in 2016 the Company offered these named executive officers a competitive equity compensation package that consisted of these components as follows:

In connection with hiring Maria Fardis Ph.D. as our new President and Chief Executive Officer, on June 1, 2016, we granted to Dr. Fardis stock options to purchase an aggregate of 500,000 shares of our common stock and 550,000 non-transferrable restricted stock units. Dr. Fardis’s stock options vest as to 25% (125,000 shares) on June 1, 2017, with remaining options vesting in equal monthly installments over the 36-month period after June 1, 2017. Provided that that Dr. Fardis is still employed with the Company on the following dates, the foregoing 550,000 restricted stock units vest in installments as follows: (i) 137,500 restricted stock units will vest June 1, 2017; (ii) 275,000 restricted stock units will vest upon the satisfaction of certain milestones; and (iii) 137,500 restricted stock units will vest in equal monthly installments over the 36-month period after June 1, 2017.

21

In connection with hiring Gregory T. Schiffman as our new Chief Financial Officer, on November 14, 2016 we granted Mr. Schiffman stock options to purchase 300,000 shares of the Company’s common stock. Provided that Mr. Schiffman is still employed with us on the following dates, the foregoing stock options will vest in three installments as follows: (i) options for the purchase of 100,000 shares shall vest on October 3, 2017; and (ii) options for 200,000 shares will vest in equal quarterly installments over the 24-month period after October 3, 2017.

In connection with hiring Steven A. Fischkoff, M.D. as our new Chief Medical Officer, we granted Dr. Fischkoff stock options to purchase 225,000 shares. Options for 75,000 shares vested on February 4, 2017, and the remaining 150,000 options were scheduled to vest in equal quarterly installments over the 24-month period after February 4, 2017. Dr. Fischkoff was dismissed as the Company’s Chief Medical Officer on March 28, 2017.

In connection with hiring Michael T. Lotze, M.D. on March 28, 2016 as our new Chief Scientific Officer, we granted Dr. Lotze stock options to purchase 225,000 shares of common stock. Provided that Dr. Lotze is still employed with the Company on the following dates, 112,500 of the foregoing stock options will vest in three installments as follows: (i) options for the purchase of 22,500 shares, vested on March 28, 2017; (ii) options for 33,750 shares shall vest on March 28, 2018; and (iii) options for 56,250 shares shall vest on March 28, 2019. Of the remaining shares, 112,500 shares shall vest upon the successful completion of certain clinical and regulatory milestones.

As part of its incentive program, the Compensation Committee normally considers granting additional stock options to the named executive officers at the end of each calendar year. Since each of the named executive officers joined the Company during 2016, and since each of the named executive officers was granted stock options (and, in the case of Dr. Fardis, restricted stock units) upon joining the Company, the Compensation Committee did not grant any additional stock options to any of the named executive officers at the end for 2016. However, the Compensation Committee may grant its named executive officers additional stock options during 2017.

Former named executive officers whose employment ended in 2016

In connection with Dr. Hawkins’ separation from our Company on June 1, 2016, we and Dr. Hawkins agreed to cancel certain option grants made to her in 2014 to purchase a total of 225,000 shares of our common stock at exercise prices of $5.60 and $6.70 per share. Following those grants, we granted her two-year options to purchase 125,000 shares of our common stock at an exercise price of $6.70 (the exercise price of previously granted options) and an option to purchase 91,061 shares of our common stock at an exercise price of $5.87 a share (the closing trading price of our common stock on the date of grant). Dr. Hawkins also agreed to cancel options to purchase 8,939 shares of common stock in exchange for $38,000. We accelerated the unvested options of Dr. Hawkins of 708,939 options and the vesting of 100,000 unvested shares of restricted stock. We provided Dr. Hawkins the ability to exercise the options for two years from the separation date. In addition, we agreed to pay Dr. Hawkins the sum of $500,000 (less customary withholdings, including social security, federal and state income taxes, and all other employment taxes and authorized payroll deductions), which amount was paid to Dr. Hawkins in 2017.

On July 5, 2016, Ms. Henderson, our former Chief Financial Officer, provided the Company’s Board of Directors with written notice of the termination of her employment with the Company for “good reason” because the Company was relocating its executive offices, including the location of her office, from New York to California. In connection with the separation of Ms. Henderson from our Company, 454,450 unvested options were automatically accelerated and Ms. Henderson’s right to exercise all granted options was extended for two years from the separation date. In addition, Ms. Henderson was entitled to a cash payment of $350,000 (less customary withholdings, including social security, federal and state income taxes, and all other employment taxes and authorized payroll deductions) representing one-year salary, and $93,333 representing her then earned prorated bonus for 2016.

Other Policies and Considerations

Relationship Between Compensation Elements

Each element of executive officer compensation in 2016 considered the same element paid to executive officers holding the similar position at comparable companies, but no fixed benchmark or other objective formula was utilized when determining the relative proportion of salary, cash incentive or equity awards relative to each other or to total compensation.

Employment Agreements and Termination Benefits

We have entered into similar written employment agreements with each of our current and former named executive officers. The main purpose of these agreements is to protect the Company from business risks such as competition for the executives’ service, loss of confidentiality or trade secrets, and solicitation of our other employees, and to define our respective rights to terminate the employment relationship. Each of these employment agreements can be terminated by either party at any time. Each employment agreement was individually negotiated, so there are some variations in the terms among executive officers. Generally speaking, however, the employment agreements provide for termination and severance benefits that the Compensation Committee believes are consistent with industry practices for similarly situated executives. The Compensation Committee believes that the termination and severance benefits help the company retain the named executive officers by providing them with a competitive employment arrangement and compensation for termination of their employment by us without “cause.”

22

In the event of termination of an executive’s employment by us without “cause,” the named executive officers will be, entitled to a lump-sum payment, which payment is equal to twelve months of base salary in the case of Dr. Fardis, and six months of base salary in the case of Mr. Schiffman and Dr. Lotze’s. If a named executive officer’s employment is terminated by us without “cause” or by the executive for “good reason” in connection with a change of control of our company, the named executive officers will be entitled to a lump-sum payment equal to twelve months of base salary in the case of Dr. Fardis, and six months of base salary in the case of Mr. Schiffman and Dr. Lotze, plus in each instance the pro-rated amount of their respective minimum bonuses for those periods. Dr. Fischkoff’s employment agreement, which terminated on March 28, 2017, provided that he was entitled to a lump sum payment of six months of base salary in each of the foregoing circumstances. In addition, if a named executive officer’s employment is terminated by us without “cause” or by them for “good reason,” his or her unvested stock options vest immediately.

The specific terms of the termination and change of control arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of the end of 2016, are described in detail in the section below entitled “Executive Compensation – Potential Payments Upon Termination/Change of Control.”

2016 Stockholder Advisory Vote

Each year, we hold a non-binding advisory stockholder vote on the compensation program for our named executive officers. At our annual stockholder meetings held in 2015 and 2016, our stockholders approved, on an advisory basis, the compensation of our named executive officers. In evaluating our compensation arrangements in early 2016 (and most recently for 2016 year-end bonuses), we considered the support of our stockholders of our compensation arrangements and objectives. As a result, our Compensation Committee retains our general approach to executive compensation, and continues to apply the same general principles and philosophy as in the prior fiscal years in determining executive compensation. Our Compensation Committee values the opinions of our stockholders and will take our stockholders’ opinions into account when making compensation decisions for the members of our executive team, including the named executive officers.

Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee takes into consideration the tax consequences of compensation to the named executive officers, but tax considerations are not a significant part of the Company’s compensation policy.

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that corporations may not deduct compensation of more than $1 million that is paid to certain individuals. However, compensation that is “performance-based compensation” within the meaning of the Code does not count toward the $1 million deduction limit. We believe that compensation paid to our executive officers generally is fully deductible for federal income tax purposes.

Accounting for Share-Based Compensation

We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718. This accounting treatment has not significantly affected our executive compensation decisions.

“Clawbacks”

We have not established any policy regarding recoupment, or “clawback,” of any performance-based compensation in the event our company’s historical financial results are subsequently revised or restated in a way that would have produced a lower compensation amount.

The foregoing policies remained in place through 2016, and, unless otherwise noted above, we expect to continue to follow them for the foreseeable future.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee during 2016 served as one of our officers, former officers or employees. During 2016, none of our executive officers served as a member of the compensation committee of any other entity, one of whose executive officers served as a member of our Board of Directors or Compensation Committee, and none of our executive officers served as a member of the Board of Directors of any other entity, one of whose executive officers served as a member of our Compensation Committee.

23

Report of the Compensation Committee on Executive Compensation

The Compensation Committee of our Board of Directors has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended to our Board of Directors that this “Compensation Discussion and Analysis” be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Jay Venkatesan, M.D. (Chair)
Merrill A. McPeak

Wayne Rothbaum

Compensation of Executive Officers

The following table sets forth all compensation awards to, paid or earned by the following type of executive officers for each of the Company’s last three years ended December 31, 2016, 2015 and 2014: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer or principal financial officer for the year ended December 31, 2016; (ii) the Company’s most highly compensated executive officers, other than the principal executive officer or principal financial officer, who were serving as executive officers at the end of the year ended December 31, 2016; and (iii) up to two additional individuals for whom the disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the year ended December 31, 2016. We refer to these individuals collectively as our named executive officers.

					Stock	Stock	All Other
		Salary (1)	Bonus		Awards (2)	Option (3)	Compensation		Total
Name and Principal Position	Year	($)	($)		($)	($)	($)		($)

Current Officers:

Maria Fardis, Ph.D. (4)	2016	$291,667	$-		$3,228,500	$2,891,180	$150,000	(5)	$6,561,347
President and Chief Executive Officer

Gregory T. Schiffman (6)	2016	$114,057	$-		$-	$2,231,594	$40,000	(5)	$2,385,651
Chief Financial Officer and Corporate Secretary

Steven A. Fischkoff, M.D. (7)	2016	$364,546	$-		$-	$1,203,085	$100,000	(8)	$1,667,631
Chief Medical Officer

Michael T. Lotze, M.D. (9)	2016	$306,410	$-		$-	$1,005,607	$116,857	(10)	$1,428,874
Chief Science Officer

Former Officers:

Elma Hawkins, Ph.D. (11)	2016	$325,395	$110,000	(12)	$-	$2,719,238	$30,000	(13)	$3,184,633
Former President and Chief Executive Officer	2015	$400,000	$160,000		$-	$441,453	$-		$1,001,453
	2014	$277,292	$59,583		$1,120,000	$3,637,924	$-		$5,094,799

Molly Henderson (14)	2016	$216,933	$93,333	(12)	$-	$1,739,485	$350,000	(15)	$2,399,751
Former Chief Financial Officer	2015	$154,247	$40,104		$-	$2,294,159	$-		$2,488,510

(1)	Includes amounts earned but deferred at the election of the named executive officer, such as salary deferrals under the Company’s 401(k) plan.
(2)	The amounts in this column represent the aggregate grant date fair value of the restricted stock awards and restricted stock units, determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Lion determines the grant date fair value of the awards by multiplying the number of units granted by the closing market price of one share of Lion common stock on the award grant date. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting or the sale of the common stock awards.
(3)	The Company’s share-based compensation program includes incentive and non-statutory stock options. The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under Statement of Financial Accounting Standards ASC Topic 718, “Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 6 to its audited financial statements included in its Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2016.. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(4)	Dr. Fardis became our Chief Executive Officer on June 1, 2016.
(5)	Amount represents a sign-on bonus.
(6)	Mr. Schiffman became our Chief Financial Officer on October 3, 2016.
(7)	Dr. Fischkoff served as our Chief Medical Officer from February 4, 2016 through March 28, 2017.
(8)	Amount represents a retention bonus.
(9)	Dr. Lotze became our Chief Science Officer on March 27, 2016.
(10)	Amount consists of $100,000 retention bonus and $16,857 of relocation expenses paid by the Company.

24

(11)	Dr. Hawkins served as our President and Chief Executive Officer from January 1, 2015 until June 1, 2016.
(12)	The amount represents a pro-rata bonus payment for the 2016 year.
(13)	The amount represents the amounts paid under the Consulting Agreement between Lion and Dr. Hawkins.
(14)	Ms. Henderson served as our Chief Financial Officer and Principal Accounting Officer from June 5, 2015 until August 16, 2016.
(15)	The amount represents one-year salary payment in connection with Ms. Henderson’s separation from the Company on August 16, 2016.

2016 Grants of Plan-Based Awards

In 2016, we granted the (i) following stock options to our named executive officers under our 2014 Equity Incentive Plan, as amended (as so amended, the “2014 Plan”), and (ii) restricted stock units to Dr. Fardis under a restricted stock unit agreement:

							Grant Date
		All Other		Restricted		Exercise Price	Fair Value of
		Option Awards:		Stock Unit		of Option	Stock and
	Grant	Number of Securities		Awards		Awards	Option Awards
Name	Date	Underlying Options(1)		Underlying Awards (1)		($/Share)	($)(2)

Maria Fardis, Ph.D.	6/1/2016	500,000	(3)	-		$5.87	$2,891,180
	6/1/2016			550,000	(4)	$-	$3,228,500

Gregory T. Schiffman	10/3/2016	300,000	(5)	-		$7.55	$2,231,594

Steven A. Fischkoff, MD	2/4/2016	225,000	(5)	-		$5.43	$1,203,085

Michael T. Lotze, MD	3/28/2016	225,000	(6)	-		$4.54	$1,005,607

Former Officers:

Elma Hawkins, Ph.D.	6/1/2016	125,000	(7)(8)	-		$6.70	$824,891
	6/1/2016	91,061	(7)(8)	-		$5.87	$526,480
	3/11/2016	275,000	(8)	-		$5.05	$1,367,867

Molly Henderson	6/10/2016	50,000	(8)	-		$7.61	$374,840
	6/1/2016	150,000	(8)	-		$5.87	$867,255
	3/11/2016	100,000	(8)	-		$5.05	$497,390

(1)	Represents shares of our common stock underlying options and restricted stock units awarded, each of which vest over time or upon the satisfaction of certain performance milestones.
(2)	Represents the fair value of each equity award on the date of grant, as computed in accordance with FASB ASC 718.
(3)	The option awards vest as to 25% (125,000 shares) on the first anniversary of the employment date, with remaining option awards vesting in equal monthly installments over the 36-month period following the first anniversary of the employment date.
(4)	The restricted stock unit awards vest, 25% (137,500) on the first anniversary of the employment date, 50% (275,000) upon the satisfaction of certain clinical trial milestones, and 25% (137,500) monthly in equal installments over the 36-month period following the first anniversary of the employment date.
(5)	The option awards vested as to 25% vested upon the first anniversary of the employment date, and would have vested thereafter in equal quarterly amounts over the remaining two years until termination of Dr. Fischkoff’s employment. Dr. Fischkoff’s employment with the Company ended on March 28, 2017.
(6)	The option awards vest 22,500 shares on one-year anniversary of the employment date; 33,750 shall vest on two-year anniversary of the employment date; 56,250 shall vest on three-year anniversary of the employment date; and 112,500 shares shall vest upon the successful completion of certain clinical and regulatory milestones.
(7)	The option awards were granted in connection with the cancellation of certain previously granted options, as documented in the severance agreement between Dr. Hawkins and the Company.
(8)	Based on the terms and conditions of the underlying employment agreements at the time of each employee’s termination of employment, the unvested options automatically fully vested, and the exercise period was extended to the second anniversary of the employment termination date.

Outstanding Equity Awards

The following table sets forth outstanding stock options held by our named executive officers as of December 31, 2016 under our 2011 Equity Incentive Plan (the “2011 Plan”) and 2014 Plan. In addition, the following table sets forth the restricted stock units held by Dr. Fardis under a restricted stock unit agreement as of December 31, 2016.

25

Outstanding Equity Awards at Year Ended December 31, 2016

	Option Awards						Stock Award
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Maria Fardis, Ph.D.	6/1/2016	-	500,000	-	5.87	6/1/2026	-	-	-	-
	6/1/2016	-	-	-	-	-	550,000	3,228,500	-	-

Gregory T. Schiffman	10/3/2016	-	300,000	-	7.55	10/3/2026	-	-	-	-

Steven A. Fischkoff, M.D.	2/4/2016	-	225,000	-	5.43	2/4/2026	-	-	-	-

Michael T. Lotze, M.D.	3/28/2016	-	225,000	-	4.54	3/28/2026	-	-	-	-

Former Officers:

Elma Hawkins, Ph.D.	6/1/2016	125,000	-	-	6.70	6/1/2018	-	-	-	-
	6/1/2016	91,061	-	-	5.87	6/1/2018	-	-	-	-
	3/11/2016	275,000	-	-	5.05	6/1/2018	-	-	-	-
	12/28/2015	58,939	-	-	7.58	6/1/2018	-	-	-	-
	12/12/2014	275,000	-	-	6.15	6/1/2018	-	-	-	-
	2/21/2014	100,000	-	-	5.60	6/1/2018	-	-	-	-

Molly Henderson	6/10/2016	50,000	-		7.61	8/16/2018	-	-	-	-
	6/1/2016	93,635	-		5.87	8/16/2018	-	-	-	-
	3/11/2016	100,000	-		5.05	8/16/2018	-	-	-	-
	12/28/2015	21,116	-		7.58	8/16/2018	-	-	-	-
	6/8/2015	200,000	-		10.69	8/16/2018	-	-	-	-

Option Exercises and Stock Vested

The following table contains information for our named executive officers concerning the option awards that were exercised and stock awards that vested during the year ended December 31, 2016:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($) (2)

Maria Fardis, Ph.D.	-	$-	-	$-
Gregory T. Schiffman	-	$-	-	$-
Michael T. Lotze, M.D.	-	$-	-	$-
Steven A. Fischkoff, M.D.	-	$-	-	$-

Former Officers:

Elma Hawkins, Ph.D.	-	$-	160,000	$921,800
Molly Henderson	56,365	$113,937	-	$-

(1)	Represents the difference between the exercise price and the fair market value of our common stock on the date of exercise.
(2)	Represents the closing price of our common stock on the vesting date multiplied by the number of shares that vested on that date.

Potential Payments Upon Termination/Change of Control

Our executive employment agreements have no specified term, and the employment relationship may be terminated by the executive officers or by us at any time. The following table sets forth information regarding payments that would have been made to our named executive officers if they suffered an involuntary termination without cause, including a termination in connection with a change of control, and such termination payments were triggered on December 31, 2016. The closing price per share of our common stock on The NASDAQ Global Market on December 30, 2016 (which was the last trading day of fiscal 2016) was $6.95.

26

	Change in Control/Acceleration and Termination				Termination Without Cause
Name	Salary and Bonus ($)		Equity Acceleration ($)(2)		Salary and Bonus ($)		Equity Acceleration ($)(2)

Maria Fardis, Ph.D.	$750,000	(1)	$4,362,500	(2)	$750,000	(1)	$1,272,398	(6)
Gregory T. Schiffman	$225,000	(3)	$-	(4)(5)	$225,000	(3)	$-	(4)(5)
Michael T. Lotze, M.D.	$200,000	(3)	$342,000	(4)	$200,000	(3)	$342,000	(4)
Steven A. Fischkoff, M.D.	$200,000	(3)	$542,250	(4)	$200,000	(3)	$542,250	(4)

(1)	Employee would have received one year of her annual base salary, and the target bonus for that year.
(2)	Upon a change of control, the vesting of Dr. Fardis’ stock options would accelerate by one year, Dr. Fardis would have twelve months from the date of termination within which to exercise her vested options, and the vesting of her time based restricted stock units would have been accelerated by one year.
(3)	Employee would have received six-months of his current annual base salary.
(4)	Upon termination all equity awards would have vested and the employee would have been given six-months in which to exercise the equity awards.
(5)	Since Mr. Schiffman's options exercise price is below the December 30, 2016 closing price, no value is represented.
(6)	The vesting of Dr. Fardis' stock options and restricted stock unit awards would accelerate by twelve months from the date of termination, and the vesting of the performance based restricted stock units would not accelerate. Accordingly, the Company has not included the value of the performance awards in the amounts calculated above.

Employment Agreements

The following is a summary of the employment agreements we entered into with our four named executive officers listed in the Proxy Statement. Dr. Fardis, Mr. Schiffman and Dr. Lotze continue to serve as of executive officers as of April 19, 2017. Dr. Fischkoff was dismissed as the Company’s Chief Medical Officer on March 28, 2017.

Maria Fardis, Ph.D. On June 1, 2016, we entered into an employment agreement with Maria Fardis, Ph.D., under which Dr. Fardis agreed to serve as our President and Chief Executive Officer. In her employment agreement, we have agreed to pay Dr. Fardis an annual base salary of $500,000 and a signing bonus of $150,000. In addition, on June 1, 2016, we granted to Dr. Fardis under our 2014 Plan stock options to purchase an aggregate of 500,000 shares of our common stock and entered into a restricted stock unit agreement pursuant to which we granted her 550,000 non-transferrable restricted stock units as an inducement of employment pursuant to the exception to The NASDAQ Global Market rules that generally require stockholder approval of equity incentive plans. Dr. Fardis’ stock options have an exercise price per share of $5.87, and will vest as to 25% (125,000 shares) on June 1, 2017, with remaining options vesting in equal monthly installments over the 36-month period following June 1, 2017. The restricted stock units will vest in installments as follows: (i) 137,500 restricted stock units will vest upon the first anniversary of the effective date of her employment agreement; (ii) 275,000 restricted stock units will vest upon the satisfaction of certain clinical trial milestones; and (iii) 137,500 restricted stock units will vest in equal monthly installments over the 36-month period following the first anniversary of the effective date of her employment, in each case, provided that Dr. Fardis has been continuously employed with us as of such vesting dates. Dr. Fardis will also be eligible to participate in our annual incentive compensation program as approved by our Board of Directors, with target potential annual incentive compensation of 50% of her base annual salary.

If we terminate Dr. Fardis’ employment agreement without “cause” (as defined in her employment agreement), or she terminates her employment for “good reason,” Dr. Fardis will be entitled to receive her base salary through the date of termination, any incentive compensation that was earned to the date of termination, and a severance payment equal to twelve months’ base annual salary and a full year’s incentive compensation. In addition, there will be a twelve-month acceleration of her unvested stock options and unvested time-based restricted stock units, and she will have twelve months from the date of termination within which to exercise her vested options.

In the event of a “change of control” (as defined in her employment agreement) of the company, all of Dr. Fardis’ unvested time-based stock options and all unvested restricted stock units will vest immediately, whether or not her employment is terminated. If, either before or after a change in control, Dr. Fardis’ employment is terminated by us for any reason other than “cause” or she were to terminate her employment for “good reason,” Dr. Fardis will be entitled to receive all of the cash payments she would be entitled to receive in the event we were to terminate her employment without “cause.”

Gregory T. Schiffman. We hired Gregory T. Schiffman as our Chief Financial Officer pursuant to an employment agreement that became effective on October 3, 2016. In accordance with that agreement, we paid Mr. Schiffman a sign-on bonus of $40,000 and granted him stock options to purchase an aggregate of 300,000 shares of our common stock. The stock options have an exercise price of $7.55, equal to the fair market value of the common stock on the date of grant. Provided that Mr. Schiffman is still employed with us, the foregoing stock options will vest in three installments as follows: (i) Options for the purchase of 100,000 shares shall vest on the first anniversary of his employment; and (ii) the remaining stock options shall vest as to 25,000 shares at the end of each quarter over the two years after the first anniversary, commencing with the first quarter following the first anniversary. Mr. Schiffman will be eligible to receive an annual cash incentive bonus conditioned on the satisfaction of individual and company objectives to be established annually in writing by the Company, and on the condition that Mr. Schiffman is still employed by us on the 15th day of March of the year following the applicable incentive plan year. The target potential amount payable to Mr. Schiffman under his incentive plan, if earned, will be 40% of his base salary earned during the applicable calendar year.

27

Either party can terminate the employment agreement and Mr. Schiffman’s employment without cause at any time. If we terminate Mr. Schiffman’s employment without cause (as defined in his agreement) any of Mr. Schiffman’s unvested stock options will become fully vested, and he shall have six months from the date of termination within which to exercise his vested options. Furthermore, if we terminate the employment agreement without cause, Mr. Schiffman will be eligible to receive a severance payment equivalent to six months of his then base salary.

Michael T. Lotze MD . Dr. Lozte entered into an employment agreement with us to serve as our Chief Scientific Officer commencing on March 28, 2016. Under his employment agreement (as amended), Dr. Lotze is entitled to receive an annual salary of $400,000. He also is entitled to a year-end incentive bonus of up to 37.5% of his base salary. Effective as of March 28, 2016, we granted Dr. Lotze stock options to purchase an aggregate of 225,000 shares of our common stock, which options have an exercise price of $4.54, the fair market value of our common stock on March 28, 2016. Options for the purchase of 22,500 shares vested on March 28, 2017. Provided that he is still employed with us on the following dates, options for the purchase of 33,750 shares shall vest on March 28, 2018, and options for the purchase of 56,250 shares shall vest on March 28, 2019. Of the remaining shares, 112,500 shares will vest upon the satisfaction of certain clinical trial milestones. Either party can terminate the employment at any time.

Either party can terminate the employment agreement and Dr. Lotze’s employment without cause at any time. If we terminate Dr. Lotze’s employment without cause (as defined in his agreement) any of Dr. Lotze’s unvested stock options will become fully vested, and he shall have six months from the date of termination within which to exercise his vested options. Furthermore, if we terminate the employment agreement without cause, Dr. Lotze will be eligible to receive a severance payment equivalent to six months of his then base salary.

Steven A. Fischkoff MD . Dr. Fischkoff entered into an employment agreement with us on February 4, 2016 pursuant to which he served as our Chief Medical Officer until March 28, 2017. Under his employment agreement, Dr. Fischkoff received an annual salary of $400,000. He also was entitled to a year-end incentive bonus of up to 35% of his base salary if he met certain personal and company-wide performance targets. Upon this employment, we granted Dr. Fischkoff stock options to purchase an aggregate of 225,000 shares of our common stock, which options have an exercise price of $5.43, the fair market value of our common stock on February 4, 2016. Options for the purchase of 75,000 shares vested on February 4, 2017. Had Dr. Fischkoff continued to be employed with us, the remaining stock options would have vest as to 18,750 shares at the end of each quarter over the next two years ending February 4, 2019.

Either party had the right to terminate the employment agreement and Dr. Fischkoff’s employment without cause at any time. Had we terminated Dr. Fischkoff’s employment without cause (as defined in his agreement), Dr. Fischkoff’s unvested stock options would have become fully vested and he would have been eligible to receive a severance payment equal to six months of his base salary.

Retention Plan

On June 1, 2016, our Board of Directors authorized and approved a form of retention bonus agreement for selected officers and employees. The named executive officers entitled to a retention bonus included Molly Henderson, our former Chief Financial Officer, and Dr. Lotze and Dr. Fischkoff. The retention bonus agreements provide for the payment of cash bonuses in two installments if the officer or employee remains employed with us through December 31, 2016 and June 30, 2017, respectively. Further, a participating officer or employee whose employment is terminated by us without cause prior to the specified retention dates will be entitled to such retention bonus as if he or she remained employed with us through such dates. Additionally, in the event of a “change in control” (as defined in the bonus agreement) of the Company, the officer or employee will be entitled to receive his or her full retention bonuses less any portion previously paid. Since neither Ms. Henderson nor Dr. Fischkoff are currently employed by the Company, only Dr. Lozte is entitled to a cash bonus if he is still employed by the Company on June 30, 2017. Dr. Lotze and Dr. Fischkoff each received $100,000 because they were employed by us on December 31, 2016. Dr. Lotze is entitled to a second $100,000 payment if he remains a Company employee on June 30, 2017.

2010 Equity Compensation Plan

On March 29, 2010, our Board adopted the Genesis Biopharma, Inc. 2010 Equity Compensation Plan (the “2010 Plan”) pursuant to which the Board reserved an aggregate of 35,000 shares of common stock for future issuance. The 2010 Plan provided for awards of incentive stock options, non-qualified stock options, rights to acquire restricted stock, rights to acquire unrestricted stock, and stock appreciation rights, or SARs, but since we did not obtain stockholder approval of the 2010 Plan within twelve months after the date our Board adopted the 2010 Plan, incentive stock options could not be granted thereunder. As of October 2011, options for the issuance of all 35,000 shares had been granted. As of December 31, 2016, as a result of certain forfeitures by former employees, 13,250 shares were available for future grant under the 2010 Plan.

28

2011 Equity Incentive Plan

As of October 14, 2011, we adopted our 2011 Equity Incentive Plan (the “2011 Plan”). Employees, directors, consultants and advisors of the Company are eligible to participate in the 2011 Plan. The 2011 Plan initially had 180,000 shares of common stock reserved for issuance in the form of incentive stock options, non-qualified options, common stock, and grant appreciation rights. The 2011 Plan was not approved by our stockholders within the required one-year period following its adoption and, accordingly, no incentive stock options can be granted under that plan. In August 2013 our Board of Directors and a majority of our stockholders approved an amendment to increase the number of shares available under the 2011 Plan from 180,000 shares to 1,700,000 shares, and an amendment to increase the number options or other awards that can be granted to any one person during a twelve month period from 50,000 shares to 300,000 shares. The foregoing amendment to the 2011 Plan became effective in September 2013. As of December 31, 2016, as a result of certain forfeitures by former employees, 878,000 shares were available for future grant under the 2011 Plan.

2014 Equity Incentive Plan

On September 19, 2014, our Board adopted the Lion Biotechnologies, Inc. 2014 Equity Incentive Plan (the “2014 Plan”). The 2014 Plan was approved by our stockholders at the annual meeting of stockholders held in November 2014. On June 10, 2016, our Board of Directors amended the 2014 Plan to increase the total number of shares that can be issued under the 2014 Plan to 9,000,000 shares. The foregoing increase in the number of shares available under the 2014 Plan was approved by our stockholders at the annual meeting of stockholders held on August 16, 2016.

The 2014 Plan contains provisions that are designed to protect our stockholders’ interests and to reflect strong corporate governance practices, including:

•	Continued broad-based eligibility for equity awards. We have granted stock options to our full-time employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

•	Stockholder approval is required for additional shares. The 2014 Plan does not contain an annual “evergreen” provision. The 2014 Plan authorizes a fixed number of shares available under the plan, so that stockholder approval is required to issue any additional shares beyond those already approved under the 2014 Plan.

•	No discount stock options or stock appreciation rights. All stock options and stock appreciation rights are intended to have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	The Board is prohibited from taking action related to the 2014 Plan that would be treated as a repricing under generally accepted accounting principles without the approval of our stockholders. The 2014 Plan requires that the Board obtain the approval of our stockholders before taking actions that would be deemed to be a repricing under generally accepted accounting principles, including reducing the exercise price of any outstanding stock option and/or cancelling and re-granting any outstanding stock option to reduce the exercise price of the option.

General. The 2014 Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, and stock appreciation rights, or SARs. Incentive stock options (“ISOs”) granted under the 2014 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Non-qualified stock options (NQSOs) granted under the 2014 Plan are not intended to qualify as incentive stock options under the Code. See “Certain Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the 2014 Plan.

Purpose. Our Board adopted the 2014 Plan to provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our company’s interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

29

Administration. Our Board of Directors has authorized our Compensation Committee to administer the 2014 Plan, although the Board also, from time to time, participates in the administration of the 2014 Plan and the grant of options. Subject to the provisions of the 2014 Plan, our Compensation Committee has the power to determine in its discretion: (a) to grant options and SARs and grant or sell restricted stock; (b) to determine the fair market value of the shares of common stock subject to options or other awards; (c) to determine the exercise price of options granted, which shall be no less than the fair market value of any common stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on common stock over not less than the value of our common stock on the date of grant, or the offering price of restricted stock; (d) to determine the persons to whom, and the time or times at which, options or SARs shall be granted or restricted stock granted or sold, and the number of shares subject to each option or SAR or the number of shares of restricted stock granted or sold; (e) to construe and interpret the terms and provisions of the 2014 Plan, of any applicable agreement and all options and SARs granted under the 2014 Plan, and of any restricted stock award under the 2014 Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the 2014 Plan; (g) to determine the terms and provisions of each option and SAR granted and award of restricted stock (which need not be identical), including but not limited to, the time or times at which options and SARs shall be exercisable or the time at which the restrictions on restricted stock shall lapse; (h) with the consent of the grantee, to rescind any award or exercise of an option or SAR; (ix) to modify or amend the terms of any option, SAR or restricted stock (with the consent of the grantee or holder of the restricted stock if the modification or amendment is adverse to the grantee or holder); (i) to accelerate or defer (with the consent of the grantee) the exercise date of any option or SAR or the date on which the restrictions on restricted stock lapse; (j) to issue shares of restricted stock to an optionee in connection with the accelerated exercise of an option by such optionee; (k) to authorize any person to execute on behalf of our company any instrument evidencing the grant of an option, SAR or award of restricted stock; (l) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purpose of the 2014 Plan; and (m) to make all other determinations deemed necessary or advisable for the administration of the 2014 Plan, any applicable agreement, option, SAR or award of restricted stock.

In 2016, the Compensation Committee granted our Chief Executive Officer the authority to grant options to (i) newly hired non-executive employees, and (ii) non-executive employees as part of year-end bonus compensation. The Compensation Committee established certain parameters within which non-executive options could be granted by our Chief Executive Officer.

Eligibility. Incentive stock options may be granted under the 2014 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2014 Plan.

Terms of Options and SARs. The exercise price of incentive stock options may not be less than the fair market value of our common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options also may not be less than the fair market value of our common stock on the date of grant.

Options granted under the 2014 Plan may be exercisable in increments, or “vest,” as determined by our Board. Our Board has the power to accelerate the time as of which an option may vest or be exercised, with the consent of the optionee. The maximum term of options and SARs under the 2014 Plan is ten years, except that in certain cases the maximum term is five years. Options and SARs awarded under the 2014 Plan generally will terminate 90 days after termination of the participant’s service, subject to certain exceptions.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option or SAR. Our Board may grant nonstatutory stock options and SARs that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards. Our Board or the Compensation Committee may issue shares of restricted stock under the 2014 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by our Board/Compensation Committee. In the event a recipient’s employment or service with our company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our company in accordance with such restricted stock agreement.

Rights to acquire shares of our common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as our Board shall determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement

Adjustment Provisions. If our common stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each option and SAR outstanding under the 2014 Plan, and the exercise price of each outstanding option and the base value of SAR, will be automatically and proportionately adjusted, except that our company will not be required to issue fractional shares as a result of any such adjustments. Such adjustment in any outstanding option or SAR will be made without change in the total price applicable to the unexercised portion of the option or SAR, but with a corresponding adjustment in the price for each share covered by the unexercised portion of the option or SAR.

30

Effect of Certain Corporate Events. Except as otherwise provided in the applicable agreement, in the event of (i) a liquidation or dissolution of our company, (ii) a merger or consolidation of our company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary), or (iii) a sale of all or substantially all of the assets of our company in a single transaction or a series of related transactions, all options and SARs will terminate upon consummation of the transaction unless our Board determines that they will survive. If our Board determines that outstanding options and SARs will survive, and if our company will not be the surviving entity in the transaction, our Board may provide that the outstanding options and SARs will be assumed or an equivalent option or SAR substituted by an applicable successor entity or any affiliate of the successor entity. If outstanding options and SARs are to terminate upon consummation of the corporate transaction, any options or SARs outstanding immediately prior to the consummation of the corporate transaction will be deemed fully vested and exercisable immediately prior to the consummation of the corporate transaction (provided that the option or SAR has not expired by its terms and that the grantee takes all steps necessary to exercise the option or SAR prior to the corporate transaction as required by the agreement evidencing the option or SAR).

Duration, Amendment and Termination. Our Board may suspend or terminate the 2014 Plan without stockholder approval or ratification, subject to certain restrictions, at any time or from time to time. Unless sooner terminated, the 2014 Plan will terminate ten years from the date of its adoption by our Board, or on September 19, 2024.

Our Board may also amend the 2014 Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board may submit any other amendment to the 2014 Plan for stockholder approval in its discretion.

Certain Federal Income Tax Consequences

Section 162(m). For the purposes of complying with the requirements under Section 162(m) of the Code relating to the deductibility for federal income tax purposes of employee expense associated with awards under the 2014 Plan of more than $1 million to “covered employees” within the meaning of Section 162(m), the 2014 Plan as originally approved by our board of directors and our stockholders provided that no eligible person shall be granted options or other awards during any twelve-month period covering more than 500,000 shares. This so-called Section 162(m) limitation was increased to 550,000 by the amendment to the 2014 Plan adopted by our board of directors on June 1, 2016. The amended limitation will not satisfy the requirements to Section 162(m) unless and until the limitation is approved by our stockholders. We are not seeking stockholders approval of this recent amendment at the Annual Meeting, but our board of directors may determine to present the amended Section 162(m) limitation for stockholder approval in the future.

Non-qualified Stock Options. There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NQSO. However, the participant will realize ordinary income on the exercise of the NQSO in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-term or long-term capital gain, depending on the participant’s holding period.

Incentive Stock Options. There will be no regular federal income tax consequences to either the Company or the participant upon the grant or exercise of an ISO. If the participant does not dispose of the shares of common stock for two years after the date the option was granted and one year after the acquisition of such shares of common stock, the difference between the aggregate option price and the amount realized upon disposition of the shares of common stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of common stock are disposed of in a sale, exchange or other “disqualifying disposition” during those periods, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the common stock purchased at the time of exercise over the aggregate option price (adjusted for any loss of value at the time of disposition), and the Company will be entitled to a federal income tax deduction equal to such amount, subject to the limitations under Code Section 162(m).

While the exercise of an incentive stock option does not result in current taxable income, the excess of (1) the fair market value of the option shares at the time of exercise over (2) the exercise price, will be an item of adjustment for purposes of determining the participant’s alternative minimum tax income.

SARs. A participant receiving an SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company, subject to limitations under Code Section 162(m). In addition, the Board (or Committee), may at any time, in its discretion, declare any or all awards to be fully or partially exercisable and may discriminate among participants or among awards in exercising such discretion.

31

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock, and the Company will be entitled to a corresponding tax deduction at that time, subject to the limitations under Code Section 162(m).

Equity Compensation Plan Information

The following table summarizes, as of December 31, 2016, (i) the number of shares of our common stock that are issuable under our equity compensation plans upon the exercise of outstanding options, warrants and other rights, (ii) the weighted-average exercise price of such options, warrants and rights, and (iii) the number of securities remaining available for future issuance under our equity compensation plans.

			Number of securities
	Number of securities		remaining available for
	to be issued upon		future issuance under
	exercise of	Weighted-average	equity compensation
	outstanding options,	exercise price of	plans (excluding
	warrants	outstanding options,	securities reflected
	and rights	warrants and rights	in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by stockholders
2014 Equity Incentive Plan	4,189,400	$7.03	2,396,493

Equity compensation plans not approved by stockholders (1)
2010 Equity Compensation Plan	21,750	$109.00	13,250
2011 Equity Incentive Plan	2,022,000	$6.58	878,000
Total	6,233,150	$7.24	3,287,743

(1)	The Board of Directors adopted our 2010 Equity Compensation Plan and our 2011 Equity Incentive Plan. However, we did not submit either of those plans to our stockholders for their approval. Accordingly, while we have adopted these equity compensation plans, these plans are not stockholder approved plans.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

Other than employment agreements with our executive officers and other payments made to our executive officers, all as described above under the section entitled “Executive Compensation—Compensation of Executive Officers,” and compensation paid to directors as described above in the section titled “Executive Compensation—Director Compensation,” the following is a description of all transactions since January 1, 2016 to which we have been a party, and in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) our directors and executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons or entities affiliated with them, had or will have a direct or indirect material interest.

In October 2016, we filed a registration statement on Form S-3 to register the public sale of certain securities we sold in a private placement in 2013. Also included in that Form S-3 registration statement also were 2,823,333 shares of this Company’s common stock owned by Ayer Capital Partners Master Fund, L.P. and Ayer Capital Partners Kestrel Fund, LP (collectively, “Ayer”), and 346,433 shares owned by Merrill McPeak. Jay Venkatesan, one of the directors of our Company, is the manager of the Ayer funds, and Mr. McPeak is a director of our Company.

Sanford J. Hillsberg, one of our directors, is an attorney at TroyGould PC. TroyGould PC rendered legal services to our company in 2016 and has continued to render legal services in 2017. We paid TroyGould PC $775,105 in fees in 2016. Our Board of Directors, including all members of our Audit Committee, approved the engagement of TroyGould and all material, special services provided by TroyGould in 2016. Mr. Hillsberg did not provide any legal services to our company during 2016.

In connection with our June 7, 2016 Private Placement, we entered into a purchase agreement and a registration rights agreement with Quogue Capital LLC (an affiliate of Wayne Rothbaum, a member of our Board of Directors) and other institutional and accredited investors in that offering. The purchase agreement included certain provisions requiring that the number of directors constituting the full Board of Directors of our company be increased from five to seven directors and that Mr. Rothbaum and Iain Dukes be appointed to serve on our Board of Directors. On June 1, 2016, our Board was increased to seven directors, and on June 7, 2016 and August 4, 2016, Mr. Rothbaum and Dr. Dukes were appointed to our Board. Thereafter, Dr. Dukes was appointed as our Chairman of the Board. In the purchase agreement, we also agreed that, until the earlier of (i) the date Quogue Capital owns less than 5% of our outstanding common stock, and (ii) June 30, 2017, which we refer to as the “effective period,” we will take no other action to (x) change the size of our Board, (y) amend, in any respect, our articles of incorporation or bylaws, or (z) enter into any agreement to do any of the foregoing, in each case, without the prior written consent of Quogue. Quogue purchased 1,646,280 shares of our common stock and 1,932,667 shares of our Series B Preferred in the Private Placement for a purchase price of $17,000,000.

32

Director Independence

Our Board had determined that Iain Dukes, Sanford Hillsberg, Ryan Maynard, Merrill A. McPeak, Wayne P. Rothbaum and Jay Venkatesan qualify as “independent directors” as defined under the Nasdaq Stock Market’s listing standards and the rules of the SEC, and have no material relationships with us (either directly or as a partner, stockholder or officer of any entity) that are inconsistent with a finding of their independence as members of our Board of Directors. Our Board has determined that Messrs. Maynard, McPeak, Dukes and Venkatesan, the current members of our Audit Committee, also are “independent” for purposes of service as the members of our Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 5, 2017 by (i) each person who is known by us to own more than 5% of the outstanding common stock; (ii) each of our directors and director nominees; (iii) each of our named executive officers named in the “Compensation of Executive Officers” table; and (iv) all of our current executive officers and directors as a group. The table also sets forth certain information regarding the beneficial ownership of each of our Series A Preferred and Series B Preferred as of April 5, 2017 by (i) each of our directors and director nominees; (ii) each of our named executive officers; and (iii) each of our current executive officers and directors as a group. As of April 5, 2017, a total of 62,349,449 shares of common stock were outstanding, a total of 1,694 shares of Series A Preferred were outstanding, and a total of 7,946,673 shares of Series B Preferred were outstanding. Our shares of Series A Preferred and Series B Preferred do not have voting rights.

	Common Stock			Series A Preferred Stock		Series B Preferred Stock
Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1)	Number of Shares	Percent of Class	Number of Shares	Percent of Class

BlackRock Inc. 55 East 52nd Street New York, NY 10055 (2)	6,102,449	(2)	9.8%

Broadfin Capital, LLC Broadfin Healthcare Master Fund, Ltd. Kevin Kotler (3)	3,110,149	(3)	4.9%

FMR LLC 245 Summer Street Boston, MA 02210 (4)	4,474,312		7.2%

Quogue Capital LLC 1171 S. Ocean Blvd. Delray Beach, FL 33483 (5)	3,846,280	(5)	6.2%

Perceptive Advisors LLC Joseph Edelman Perceptive Life Sciences Master Fund Ltd. 51 Astor Place, 10th Floor New York, NY 10003 (6)	4,906,259	(6)	7.7%

venBio Select Advisor LLC 120 West 45th Street, Suite 2802 New York, NY 10036(7)	4,520,643	(7)	7.2%

Acuta Capital Partners LLC 1301 Shoreway Road, Suite 350 Belmont, CA 94002 (8)	3,809,944	(8)	6.1%

Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403 (9)	5,213,328	(9)	8.4%

33

	Common Stock			Series A Preferred Stock		Series B Preferred Stock
Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1)	Number of Shares	Percent of Class	Number of Shares		Percent of Class

OrbiMed Advisors LLC OrbiMed Capital LLC Samuel D. Isaly 601 Lexington Avenue, 54th Floor New York, NY 10022 (10)	3,382,900	(10)	5.4%

Jay Venkatesan MD	2,974,583	(11)	4.8%	-0-	-0-	-0-		-0-

Merrill A. McPeak	602,833	(12)	*	-0-	-0-	-0-		-0-

Sanford J. Hillsberg	251,250	(13)	*	-0-	-0-	-0-		-0-

Ryan D. Maynard	111,250	(14)	*	-0-	-0-	-0-		-0-

Maria Fardis, Ph.D.	348,327		*	-0-	-0-	-0-		-0-

Greg Schiffman	-0-		-0-	-0-	-0-	-0-		-0-

Michael Lotze	22,500	(14)	*	-0-	-0-	-0-		-0-

Steven A. Fischkoff	75,000	(14)	*	-0-	-0-	-0-		-0-

Wayne Rothbaum	3,846,280	(15)	6.2%	-0-	-0-	1,932,667	(16)	24.3%

Ian Dukes D. Phil.	52,500	(14)	*	-0-	-0-	-0-		-0-

Elma Hawkins Ph.D.	1,007,299		1.6%	-0-	-0-	-0-		-0-

Molly Henderson	429,751		*	-0-	-0-	-0-		-0-

All directors, director nominees and current executive officers as a group (9 persons)	8,347,023	(17)	13.2%	-0-	-0-	1,932,667	(16)	24.3%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding, including for purposes of computing the percentage ownership of the person holding such option, warrant or convertible security, but not for purposes of computing the percentage of any other holder.

(2)	Consists of securities described in a Schedule 13G/A filed with the SEC on January 25, 2017 by Blackrock, Inc., according to which Blackrock Inc. beneficially owns 6,102,449 shares, with sole voting power over 6,004,918 shares and sole dispositive power over 6,102,449 shares. The registered holders of the referenced shares are funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc. BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities. On behalf of such investment adviser entities, Thomas Callan, as a managing director of such entities, has voting and investment power over the shares held by the funds and accounts which are the registered holders of the referenced shares. Thomas Callan expressly disclaims beneficial ownership of all shares held by such funds and accounts.

(3)	Consists of securities described in a Schedule 13G/A jointly filed with the SEC on February 10, 2017 by Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd., and Kevin Kotler (collectively, “Broadfin”), according to which Broadfin has beneficial ownership and shared voting and dispositive power over all such shares. The address for Broadfin Capital, LLC and Kevin Kotler is 300 Park Avenue, 25th Floor, New York, New York 10022. The address for Broadfin Healthcare Master Fund, Ltd. is 20 Genesis Close, Ansbacher House, Second Floor, P.O. Box 1344, Grand Cayman KY1-1108, Cayman Islands. The number of shares beneficially owned includes 2,638,259 shares of common stock, 471,890 shares of common stock issuable upon the conversion of our Series A Preferred. Does not include 278,110 shares of our common stock issuable upon the conversion of our Series A Preferred, 750,000 shares of our common stock issuable upon exercise of a warrant or 1,250,549 shares of common stock issuable upon conversion of Series B Preferred. Under the terms of this warrant, the holder does not have the right to exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of 4.99% of the shares of our common stock outstanding immediately after giving effect to such exercise. Similarly, under the terms of the Series A Preferred and the Series B Preferred,, the holder does not have the right to convert the Series A Preferred or the Series B Preferred (subject to certain limited exceptions) to the extent that after giving effect to such conversion, the holder (together with its affiliates) would beneficially own in excess of 4.99% of the shares of our common stock outstanding immediately after giving effect to such conversion.

34

(4)	Consists of securities described in a Schedule 13G/A filed with the SEC on February 14, 2017 by FMR LLC, according to which FMR beneficially owns 4,474,312 shares, with sole voting power over 49,654 shares and sole dispositive power over 4,474,312 shares. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the family of Abigail P. Johnson including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. Accordingly, through their ownership of voting common shares and the execution of a shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

(5)	The number of shares beneficially owned consists of 3,846,280 shares of our common stock. Does not include 1,932,667 shares of our common stock issuable upon conversion of Series B Preferred owned by Quogue Capital LLC, and 2,000,000 shares of our common stock issuable upon the exercise of a warrant owned by Quogue Capital LLC. Under the terms of the Series B Preferred and the warrant, the holder does not have the right to convert the preferred stock or exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of the 4.99%. Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital LLC.

(6)	Consists of securities described in a Schedule 13G/A filed with the SEC on February 14, 2017 by Perceptive Advisors LLC, according to which Perceptive Advisors LLC and Joseph Edelman beneficially own 3,567,553 shares, 3,356,623 of which are held by Perceptive Life Sciences Master Fund Ltd. a private investment fund to which Perceptive Advisors LLC serves as the investment manager, and 210,930 shares of which are held in a trading account to which Perceptive Advisors LLC serves as the investment manager. Includes 97,000 shares of our common stock issuable upon the conversion of Series A Preferred shares, 909,491 shares of our common stock issuable upon the conversion of Series B Preferred Shares and 332,215 shares of our common stock issuable upon exercise of a warrant. Under the terms of the Series A Preferred, Series B Preferred and the warrant, the holder does not have the right to convert the preferred stock or exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of the 4.99%. However, Perceptive Advisors LLC has provided written notice to us to increase the percentage limitation to 9.99%. Mr. Edelman is the managing member of Perceptive Advisors LLC.

(7)	Consists of securities described in a Schedule 13G filed with the SEC on February 9, 2017 by (i) venBio Select Advisor LLC, a Delaware limited liability company, which provides investment advisory and management services and has acquired the foregoing securities solely for investment purposes on behalf of venBio Select Fund LLC, a Delaware limited liability company, and certain managed accounts and (ii) Behzad Aghazadeh, who serves as the portfolio manager and controlling person of venBio. The number of shares beneficially owned consists of 4,520,643 shares of our common stock, but does not include and 738,961 shares of our common stock issuable upon conversion of Series B Preferred or 525,000 shares of our common stock issuable upon the exercise of a warrant. Under the terms of the Series B Preferred and the warrant, the holder does not have the right to convert the preferred stock or exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of the 4.99%.

(8)	Consists of securities described in a Schedule 13G filed with the SEC on February 16, 2017 by Acuta Capital Partners LLC, according to which Acuta Capital has sole voting and dispositive power over the shares. The number of shares beneficially owned consists of 3,809,944 shares of our common stock, but does not include 272,847 shares of our common stock issuable upon conversion of Series B Preferred or 1,432,797 shares of our common stock issuable upon the exercise of a warrant. Under the terms of the Series B Preferred and the warrant, the holder does not have the right to convert the preferred stock or exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of the 4.99%.

(9)	Consists of securities described in a Schedule 13G filed with the SEC on February 7, 2017 by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson and Franklin Advisers, Inc.

(10)	Consists of securities described in a Schedule 13G filed with the SEC on February 13, 2017, according to which OrbiMed Advisers LLC had shared voting and investment power with respect to 2,477,226 shares, OrbiMed Capital LLC had shared voting and investment power with respect to 3,179,400 shares, and that Samuel D. Isaly, through his control of OrbiMed Advisers LLC and OrbiMed Capital LLC, had shared voting and investment power with respect to all the shares reported. The number of shares beneficially owned consists of 3,382,900 shares of our common stock, but does not include and 2,273,726 shares of our common stock issuable upon conversion of Series B Preferred. Under the terms of the Series B Preferred, the holder does not have the right to convert the preferred stock to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of the 4.99%.

35

(11)	Represents 2,823,333 shares owned by Ayer Capital Management LP, plus options to purchase 151,250 shares of common stock that are exercisable currently or within 60 days of April 5, 2017. Jay Venkatesan is the manager of Ayer Capital Partners Master Fund, L.P. and is deemed to beneficially own the shares of the fund.

(12)	Represents 446,583 shares of common stock and options to purchase 156,250 shares of common stock that are exercisable currently or within 60 days of April 5, 2017.

(13)	Represents 100,000 shares of common stock owned by The Hillsberg Trust, a revocable family trust of which Sanford J. Hillsberg is a trustee, and options to purchase 151,250 shares of common stock that are exercisable currently or within 60 days of April 5, 2017.

(14)	Represents options to purchase shares of common stock that are exercisable currently or within 60 days of April 5, 2017.

(15)	Represents the shares of common stock owned by Quogue Capital LLC described in footnote (6) above. Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital LLC.

(16)	Represents the shares Series B Preferred owned by Quogue Capital LLC described in footnote (6) above. Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital LLC.

(17)	Includes options to purchase 770,000 shares of common stock that are exercisable currently or within 60 days of April 5, 2017.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPENSATION OF THE
COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3 - APPROVAL OF REINCORPORATION

Introduction

On April 3, 2017, for the reasons discussed below, the Board of Directors approved and declared it as advisable and in the best interests of the Company and our stockholders to change the state of our incorporation from the State of Nevada to the State of Delaware, subject to approval by our stockholders at the Annual Meeting. The reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company (the “Plan of Conversion”). In accordance with Nevada and Delaware Law, the Plan of Conversion includes the certificate of conversion and the certificate of incorporation that will govern the resulting Delaware corporation (the “Delaware Certificate of Conversion” and the “Delaware Certificate of Incorporation,” respectively). Accordingly, approval of the proposal to reincorporate the Company from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to the Plan of Conversion will also constitute approval and adoption of the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and an authorization pursuant to the Delaware Certificate of Incorporation to adopt the Delaware bylaws (the “Delaware Bylaws”) to conform to the requirements of the Delaware General Corporation Law (the “DGCL”).

The principal effects of the Reincorporation, if approved by our stockholders and effected, will be that:

•	The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.

•	The resulting Delaware corporation (referred to in this section as “Lion-Delaware”) will be the same entity as the Company as currently incorporated in Nevada (referred to in this section as “Lion-Nevada”) and will continue with all of the rights, privileges and powers of Lion-Nevada, will have the same name, will possess all of the properties of Lion-Nevada, will continue with all of the debts, liabilities and obligations of Lion-Nevada, and will continue with the same officers and directors of Lion-Nevada immediately prior to the Reincorporation, as more fully described below.

•	If and when the Reincorporation becomes effective, all of the issued and outstanding shares of common stock of Lion-Nevada will be automatically converted into issued and outstanding shares of common stock of Lion-Delaware, without any action on the part of our stockholders. We will continue to file periodic reports and other documents with the SEC. The Reincorporation will not change the respective positions of the Company or stockholders under federal securities laws. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the Lion-Delaware common stock on the date they acquired their shares of Lion-Nevada common stock.

36

•	The common stock of Lion-Delaware will continue to be quoted on the Nasdaq Global Market with the same trading symbol (“LBIO”).

•	Upon effectiveness of the Reincorporation, all of the issued and outstanding shares of Lion-Nevada’s Series A Preferred and Lion-Nevada’s Series B Preferred will be automatically converted into issued and outstanding shares of Series A Preferred and Series B Preferred of Lion-Delaware, without any action on the part of our stockholders.

•	Upon effectiveness of the Reincorporation, all of our employee benefit and incentive plans will become Lion-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Lion-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by Lion-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

•	Upon effectiveness of the Reincorporation, all outstanding warrants to purchase shares of our common stock will automatically be converted into a warrant to purchase or receive the same number of shares of Lion-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the Reincorporation.

Plan of Conversion

To accomplish the Reincorporation, the Board of Directors has adopted the Plan of Conversion, in the form attached to this Proxy Statement as Appendix A. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the DGCL. As required by Nevada and Delaware law, the Plan of Conversion includes the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the Delaware Bylaws for Lion-Delaware.

Assuming that holders of a majority of our outstanding shares of common stock vote in favor of this Proposal No. 3 and the Board of Directors does not elect to delay or terminate the Reincorporation, we will cause the Reincorporation to be effected at such time as we determine by filing with (1) the Secretary of State of the State of Nevada articles of conversion, substantially in the form attached hereto as Appendix B (the “Nevada Articles of Conversion”), and (2) the Secretary of State of the State of Delaware (i) the Certificate of Conversion, substantially in the form attached hereto as Appendix C and (ii) the Delaware Certificate of Incorporation, which will govern Lion-Delaware, substantially in the form attached hereto as Appendix D.

With respect to the Company’s Series A Preferred and Series B Preferred, other than a few non-substantive changes to reflect the change from Nevada to Delaware law, the Certificates of Designations in substantially the forms attached hereto as Appendix E and Appendix F that we intend to file with the Secretary of State of the State of Delaware in connection with the Reincorporation are substantially the same as the Certificates of Designations that were previously filed with the Secretary of State of the State of Nevada. As a result, there will be no material differences between terms of the Series A Preferred and Series B Preferred of Lion-Delaware following the Reincorporation and the Series A Preferred and Series B Preferred of Lion-Nevada that are currently outstanding.

Approval of this Proposal No. 3 by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Certificates of Designation of the Series A Preferred and the Series B Preferred, and the authorization to adopt the Delaware Bylaws (in the form attached hereto as Appendix G) for Lion-Delaware.

If the Reincorporation is approved by our stockholders and the Board of Directors does not elect to delay or terminate the Reincorporation, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of the Nevada Articles of Conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, or at such later date and time specified therein, which date will not be more than 90 days after the date on which we file the Nevada Articles of Conversion with the Nevada Secretary of State.

Reasons for Reincorporation

The Board of Directors has approved the Reincorporation because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. The State of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate law matters, and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe this will assist our Board of Directors and management in making corporate decisions and taking corporate actions with greater assurance as to the validity and consequences of those decisions and actions. For these and other reasons, we believe that reincorporating in Delaware will directly benefit our stockholders.

37

The Board of Directors is not proposing the Reincorporation to prevent a change in control of the Company, nor is it aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board of Directors.

Why You Should Vote for Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing Delaware law, with multiple cases concerning areas that Nevada courts may not have considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation also may make it easier to attract future candidates willing to serve on the Board of Directors because many such candidates are already familiar with Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification, from their past business experience.

In addition, in the opinion of the Board of Directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Delaware law. Certain investment funds, sophisticated investors, and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Effects of Reincorporation

Aside from being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and the DGCL, for all other purposes, Lion-Delaware will be the same entity as Lion-Nevada immediately prior to the Reincorporation. By virtue of the Reincorporation, all of the rights, privileges and powers of Lion-Nevada, all property owned by Lion-Nevada, all debts due to Lion-Nevada and all other causes of action belonging to Lion-Nevada immediately prior to the Reincorporation will remain vested in Lion-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of Lion-Nevada immediately prior to the Reincorporation will remain attached to Lion-Delaware following the Reincorporation. We will remain as the same entity following the Reincorporation, and the Reincorporation will not result in any change in our business, management or operations or the location of our principal executive offices.

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock automatically will be converted into issued and outstanding shares of common stock of Lion-Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the transferability of our shares or the trading of our shares of common stock on the Nasdaq Global Market under the same trading symbol “LBIO.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as after the Reincorporation. The Reincorporation will not change the respective positions of our company or our stockholders under federal securities laws.

Furthermore, upon effectiveness of the Reincorporation, all of the issued and outstanding shares of Lion-Nevada’s Series A Preferred and Lion-Nevada’s Series B Preferred will be automatically converted into issued and outstanding shares of Series A Preferred and Series B Preferred of Lion-Delaware, without any action on the part of our stockholders. In addition, all outstanding warrants to purchase shares of our common stock will automatically be converted into a warrant to purchase or receive the same number of shares of Lion-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the Reincorporation.

38

Upon effectiveness of the Reincorporation, our directors and officers will become the directors and officers of Lion-Delaware, our employee benefit and incentive plans will become Lion-Delaware plans, and each option, equity award or other right issued under such plans automatically will be converted into an option, equity award or right to purchase or receive the same number of shares of Lion-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Our employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Reincorporation.

Our stockholders will not be required to exchange their stock certificates for new stock certificates. Following the effective time of the Reincorporation, any stock certificates submitted to our transfer agent for transfer will automatically be exchanged for stock certificates of Lion-Delaware. Our stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

The Reincorporation will have no effect on the number of shares of common stock and preferred stock that we are authorized to issue. Under our current articles of incorporation, we are authorized to issue up to 150,000,000 shares of common stock and up to 50,000,000 shares of preferred stock. Similarly, as a Delaware corporation and under the Delaware Certificate of Incorporation after the Reincorporation, we will be authorized to issue up to 150,000,000 shares of common stock and up to 50,000,000 shares of preferred stock.

Effect of Vote for Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Bylaws, and the Delaware Certificate of Incorporation, including the two Delaware Certificates of Designation for the Series A Preferred and the Series B Preferred. If stockholders approve the proposal to reincorporate the Company from the State of Nevada to the State of Delaware and the Company files the Nevada Articles of Conversion with the Nevada Secretary of State and the Delaware Certificate of Conversion and Delaware Certificate of Incorporation with the Delaware Secretary of State, and such filings become effective, the Company will become subject to Delaware law, the Delaware Certificate of Incorporation, and the Delaware Bylaws.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the Reincorporation, the Reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Nevada and governed by the NRS, the current articles of incorporation of Lion-Nevada (the “Nevada Articles of Incorporation”), and our existing bylaws (the “Nevada Bylaws”).

Amendments, Termination and Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board of Directors prior to effecting the Reincorporation, provided that the Board determines that such amendment would be in the best interests of Lion-Nevada and our stockholders, and provided further that, if stockholder approval has been obtained, the amendment does not (1) alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan of Conversion in a manner that adversely affects our stockholders.

The Reincorporation may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of Lion-Nevada and our stockholders.

Material U.S. Federal Income Tax Consequence of the Reincorporation to U.S. Holders

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. The discussion is based on the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). This summary only applies to persons who hold our common stock and will hold Lion-Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Reincorporation.

39

For purposes of this summary, a “U.S. holder” is a beneficial owner of our common stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the Reincorporation of the Company from Nevada to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the Company’s common stock, Series A Preferred and Series B Preferred will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of shares of Lion-Delaware’s common stock, Series A Preferred and Series B Preferred received in the Reincorporation will be equal to the aggregate tax basis of the shares of the Company’s common stock, Series A Preferred and Series B Preferred converted therefor, and (3) the holding period of the shares of Lion-Delaware’s common stock, Series A Preferred and Series B Preferred received in the Reincorporation will include the holding period of the shares of Company common stock, Series A Preferred and Series B Preferred converted therefor.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Dissenters’ Rights

Pursuant to NRS 92A.390, because the Company’s stock is traded on the Nasdaq Global Market, no right of dissent exists in favor of stockholders with respect to the proposed Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated unless and until stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion with the Secretary of State of the State of Nevada and the filing of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware.

40

Blank Check Preferred Stock

The Nevada Articles of Incorporation and the Delaware Certificate of Incorporation both authorize the Board of Directors to issue shares of preferred stock in series with such preferences as designated at the time of issuance. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to the Company and our stockholders. The Board of Directors does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the Reincorporation is approved, except as required by law or regulation. Should the Board of Directors determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board of Directors deems to be in the best interests of the Company and our stockholders.

The voting rights and other rights to be accorded to any unissued series of preferred stock of the Company remain to be fixed by the Board of Directors. If the Board of Directors so authorizes, subject to the rights of the holders of the Series A Preferred and the Series B Preferred, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of preferred stock also could be convertible into a large number of shares of our Common Stock under certain circumstances or have other terms that might make acquisition of a controlling interest in the Company more difficult or more costly, including the right to elect additional directors to the Board of Directors. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Company. In addition, a new series of stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of the Company.

Comparison of Stockholder Rights Before and After the Reincorporation

Although the Delaware Certificate of Incorporation and the Delaware Bylaws, on the one hand, and the current Nevada Articles of Incorporation and Nevada Bylaws, on the other hand, have many similar provisions, the Delaware Certificate of Incorporation and Delaware Bylaws also include certain provisions that are different from the provisions in the current Nevada Articles of Incorporation and Nevada Bylaws. Because of these differences, as well as differences between the NRS and the DGCL, the Reincorporation will effect certain changes in the rights of our stockholders. Summarized below are the material differences between Nevada and Delaware law and the charter and bylaws of Lion-Nevada and Lion-Delaware. The summary below does not purport to be a complete statement of the respective rights of holders of our common stock before and after the Reincorporation, and is qualified in its entirety by reference to the NRS and the DGCL, to our Nevada Articles of Incorporation and Nevada Bylaws, and to the Delaware Certificate of Incorporation and Delaware Bylaws.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Amendment of Charter Documents

Nevada law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the articles of incorporation.

If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. NRS 78.390.

The Nevada Articles of Incorporation is consistent with the NRS.

Delaware law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. DGCL Section 242.

The Delaware Certificate of Incorporation provides that the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to alter, amend or repeal, or to adopt any provision inconsistent with Articles VII (Director Liability), VIII (Indemnification), IX (Amendments to Bylaws), X (Amendment of Certificate of Incorporation or Preferred Stock Designation), XI (Stockholder Action by Written Consent), XII (Special Meetings of Stockholders), XIII (Selection of Forum) or XIV (Required Vote to Amend, Repeal or Adopt Certain Articles in Certificate of Incorporation).

Amendment of Bylaws	Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. NRS 78.120.	The power to adopt, amend, or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. DGCL Section 109.

41

	The Nevada Articles of Incorporation and Nevada Bylaws are consistent with the NRS. In addition, the Nevada Bylaws state that any amendment or repeal of the Bylaws by stockholders requires the affirmative vote of a majority of the outstanding voting shares of the Corporation.	The Delaware Certificate of Incorporation expressly authorizes the Board of Directors to adopt, amend or repeal the Delaware Bylaws without action on the part of the stockholders, provided that any bylaw adopted or amended by the Board of Directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders. The Delaware Bylaws also state that the Board of Directors is expressly empowered to adopt, amend or repeal the bylaw and that the stockholders shall also have the power to adopt, amend or repeal the Bylaws. However, the statutory rule is altered in that any such action by stockholders shall require the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

Number of Directors

A corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased. Unless otherwise provided in the articles of incorporation, directors need not be stockholders. NRS 78.115.

The Nevada Bylaws do not change this statutory rule.

The board of directors of a corporation shall consist of 1 or more members, each of whom shall be a natural person. The number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. DGCL Section 141.

The Delaware Certificate of Incorporation (which does not fix the number of directors) and Delaware Bylaws do not change this statutory rule.

Filling Vacancies on the Board of Directors

All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. NRS 78.335.

The Nevada Bylaws are consistent with the NRS.

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.DGCL Section 223.

The Delaware Bylaws are consistent with the DGCL and are substantially similar to the Nevada Bylaws. However, as noted, the DGCL provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole board of directors.

Removal of Directors

Any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause. NRS 78.335.

The Nevada Bylaws state that, except as otherwise provided by the NRS, any director or the whole Board of Directors may be removed with or without cause by the affirmative vote of a majority of the outstanding voting shares of the Corporation.

Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows: (a) unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified stockholders may effect such removal only for cause; or (b) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part. DGCL Section 141.

The Delaware Bylaws provide that, except as otherwise provided by the Certificate of Incorporation or by law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote at a meeting for the election of directors.

42

Board Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee. NRS 78.315

The Nevada Bylaws are consistent with the NRS.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. DGCL Section 141.

The Delaware Bylaws are consistent with the DGCL and are substantially similar in regard to board and committee action by written consent.

Interested Party Transaction	Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if one of the following circumstances exists: (a) the director’s or officer’s interest in the contract or transaction is known to the Board, and the transaction is approved or ratified by the Board in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (b) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power; (c) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the Board; or (d) the contract or transaction is fair to the corporation at the time it is authorized or approved. NRS 78.140.

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders. DGCL Section 144.

Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

Stockholder Voting - Quorum

Unless the articles of incorporation or bylaws otherwise provide, a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business. NRS 78.320

The Nevada Bylaws are consistent with the NRS.

The certificate of incorporation or bylaws may specify the number of shares and/or the amount of other securities having voting power the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than 1/3 of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than 1/3 of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws: (a) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors. DGCL Section 216

43

Consistent with the DGCL, the Delaware Bylaws state that the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business. The Delaware Bylaws and Nevada Bylaws are substantially similar with respect to quorum requirements.

Duration of Proxies

A proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. NRS 78.355.

The Nevada Bylaws do not change this statutory rule.

A proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. DGCL Section 212

The Delaware Bylaws do not change this statutory rule. The statutory default under the DGCL provides of proxies to remain valid for a longer duration than the statutory default under the NRS.

Advance Notice Bylaw Provisions	The Nevada Bylaws do not contain advance notice requirements for business to be brought before an annual or special meeting of stockholders.

The Delaware Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors. As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.

The Delaware Bylaws and Nevada Bylaws differ materially in this respect.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. NRS 92A.130.

Neither the Nevada Articles of Incorporation nor the Nevada Bylaws change this statutory rule.

Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. DGCL Section 251.

Neither the Delaware Articles of Incorporation nor the Delaware Bylaws change this statutory rule. Nevada and Delaware law are substantially similar in regard to stockholder approval of mergers and other corporate reorganizations.

Special Meetings of Stockholders

Unless otherwise provided in the articles of incorporation or bylaws, the entire Board, any two directors, or the president may call annual and special meetings of the stockholders and directors. NRS 78.310

The Nevada Bylaws are consistent with the NRS, but also provide that a special meeting of stockholders may be called by the Chairman of the Board of Directors or the Chief Executive Officer at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.

Special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. DGCL Section 211.

The Delaware Certificate of Incorporation and Delaware Bylaws state the special meetings of the stockholders may be called at any time by the Board of Directors, the Chairman of the Board, Chief Executive Officer or President (in the absence of a chief executive officer), but such special meetings may not be called by any other person or persons. The Delaware Certificate of Incorporation and Delaware Bylaws thus differ from the Nevada Bylaws in that stockholders cannot request that a special meeting of the stockholders be called.

44

Stockholder Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws otherwise provide, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. NRS 78.320.

The Nevada Bylaws state that any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the outstanding voting shares of the Corporation, unless the provisions of the NRS or the Articles of Incorporation require a greater proportion of voting power to authorize such action in which such greater proportion of written consents shall be required.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. DGCL Section 228.

The Delaware Certificate of Incorporation and Delaware Bylaws do not allow stockholders to act by written consent, and therefore differ from the Nevada Bylaws.

Effect of Failure to Hold an Annual Meeting of Stockholders

If a corporation fails to hold an annual stockholders’ meeting to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power. NRS 78.345

The Nevada Bylaws do not change this statutory rule.

If an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. DGCL Section 211

The Delaware Bylaws do not change this statutory rule. As between Nevada law and Delaware law, Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Also, Nevada law requires that application be made by a stockholder holding at least 15% of the voting power; whereas, Delaware law permits any stockholder or director to make the application.

Adjournment of Stockholder Meetings

Unless the articles of incorporation or bylaws otherwise provide, if a stockholders’ meeting is adjourned to another date, time, or place, notice need not be delivered of the date, time, or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be delivered to each stockholder of record as of the new record date. NRS 78.370.

The Nevada Bylaws do not change this statutory rule.

If a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. DGCL Section 222.

The Delaware Bylaws do not change this statutory rule.

Limitation on Director Liability

Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. NRS 78.138.

Consistent with this statutory rule, the Nevada Articles of Incorporation provide that the personal liability of the directors of the corporation is eliminated to the fullest extent permitted by the NRS. The Nevada Bylaws do not change this statutory rule.

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit. DGCL Section 102.

Consistent with this statutory rule, the Delaware Certificate of Incorporation and the Delaware Bylaws limit the personal liability of a director for breach of fiduciary duty as permitted under the DGCL. Delaware law is more extensive in the enumeration of actions under which we may not eliminate a director’s personal liability

45

Indemnification

A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. However, indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement, unless and only to the extent that the court determines the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. NRS 78.7502.

The Nevada Articles of Incorporation and the Nevada Bylaws are consistent with the NRS.

A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: (a) the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. DGCL Section 145.

The Delaware Certificate of Incorporation and the Delaware Bylaws are consistent with the DGCL. The indemnification provisions of the NRS and DGCL are substantially similar.

Advancement of Expenses

Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit, or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation. NRS 78.751.

The Nevada Articles of Incorporation and the Nevada Bylaws do not change this statutory rule.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative, or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses. DGCL Section 145.

The Delaware Certificate of Incorporation and the Delaware Bylaws are consistent with the DGCL.

Declaration and Payment of Dividends

Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. NRS 78.288

The Nevada Articles of Incorporation and the Nevada Bylaws do not change this statutory rule.

Subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus”; or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock). DGCL Sections 154, 170

The Delaware Certificate of Incorporation and the Delaware Bylaws are consistent with the DGCL.

46

Business Combinations

Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation. NRS 78.411-.444.

The Nevada Articles of Incorporation and the Nevada Bylaws do not change this statutory rule.

Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership. DGCL Section 203.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule. Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

Selection of Forum	The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any provisions governing selection of forum for litigating corporate claims.

The Delaware Certificate of Incorporation contains a provision regarding selection of forum (Article XIII), which provides that unless the Corporation consents in writing to the selection of an alternative forum, the Delaware Court of Chancery shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Certificate of Incorporation or the Delaware Bylaws, (d) any action to interpret, apply, enforce or determine the validity of the Delawarre Certificate of Incorporation or the Bylaws, or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in Delaware.

Control Share Acquisition Statute

Under the NRS, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercising voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors. Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person. The control share acquisition statute applies to any acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have addresses in Nevada, unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply. NRS 78.378-.3793.

The Nevada Bylaws expressly opted out of the provisions in the NRS pertaining to the acquisition of a controlling interest by the Corporation’s existing or future stockholders.

Delaware does not have a similar statute, and consistent with Delaware law, neither the Delaware Certificate of Incorporation nor the Delaware Bylaws will contain a provision similar to the NRS control share acquisition statute.

47

Vote Required and Board of Directors’ Recommendation

The approval and adoption of the Reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion requires the affirmative vote of stockholders who hold a majority of the outstanding shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REINCORPORATION OF THE
COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE PURSUANT TO THE PLAN OF CONVERSION.

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

As discussed below, our audit committee appointed Marcum LLP as our independent registered public accounting firm for 2016. For the fiscal years ended December 31, 2015 and 2014, Weinberg & Company, P.A. (“Weinberg & Company”), an independent registered public accounting firm, served as our independent registered public accounting firm and audited our consolidated financial statements for those fiscal years. Representatives of Marcum LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Our audit committee also has appointed Marcum LLP at our independent registered public accounting firm for 2017. Notwithstanding this appointment of Marcum LLP as our new independent registered public accounting firm, and even if our stockholders ratify that appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of this company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017. Our audit committee is submitting the appointment of Marcum to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance.

If our stockholders do not ratify the appointment of Marcum LLP, our Board of Directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our company by Marcum LLP and by Weinberg & Company for our fiscal years ended December 31, 2016 and 2015, respectively.

	2016	2015

Audit Fees:	$233,981	$114,783
Audit related fees:	1,750	-
Tax fees:	-	8,320
All other fees:	-	25,106
Total	$235,731	$148,209

48

In the above table, “audit fees” are fees for professional services for the audit of the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the fiscal year ended December 31, 2015, and review of financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with regulatory filings. Audit fees included fees for services rendered in connection with the Private Placement in June 2016. “Audit-related fees” represent fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and that are not reported under the “audit fees” category. “Tax fees” are fees for tax compliance, tax advice and tax planning.

Our Audit Committee or our Board of Directors considered whether the provision of the services described above for the fiscal years ended December 31, 2016 and 2015, is compatible with maintaining the auditor’s independence.

All audit and non-audit services that may be provided by our principal accountant to us require pre-approval by the Audit Committee of our Board of Directors. Further, our auditor shall not provide those services to us specifically prohibited by the SEC, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Auditor Independence

In our fiscal year ended December 31, 2016, there were no other professional services provided by either Weinberg & Company, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Weinberg & Company.

Change In Independent Registered Public Accounting Firm

On April 4, 2016 we notified Weinberg & Company, our former accounting firm, that they had been dismissed as our company’s independent registered public accounting firm and that we had engaged Marcum LLP as our new independent registered public accounting firm. The Audit Committee approved the change in independent accountants.

The audit reports of Weinberg & Company on our company’s financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2015 and 2014 and through April 4, 2016, there were no (a) disagreements between our company and Weinberg & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to Weinberg & Company’s satisfaction, would have caused them to make reference thereto in connection with its opinion on the financial statements for such years or (b) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

We requested that Weinberg & Company furnish the SEC with a letter addressed to the SEC stating whether Weinberg & Company agrees with the above statements. A copy of such letter, dated April 7, 2016, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed on April 7, 2016.

During the two most recent fiscal years and the subsequent interim period prior to the engagement of Marcum LLP, we did not consult with Marcum LLP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Marcum LLP concluded was an important factor considered by this company in reaching a decision as to an accounting, auditing or financial reporting issue; or (c) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K with Weinberg & Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF MARCUM LLP

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Company’s executive officers and directors, and persons who own more than 10% of a registered class of our Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.

49

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2016, the following Forms 4 were filed later than is required under Section 16(a) of the Securities Exchange Act of 1934:

•	The Form 4 related to the grant of restricted stock units and options to Maria Fardis was filed late.
•	The Forms 3 and 4 required to be filed by Steven Fischkoff related to his initial beneficial ownership and the grant of options to him were filed late.
•	The Forms 3 and 4 required to be filed by Franco Valle related to his initial beneficial ownership and the grant of options to him were filed late.

Fiscal Year 2016 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2016 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at www.lbio.com. The proxy statement also is available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to the Corporate Secretary, at Lion Biotechnologies, Inc., 999 Skyway Road, Suite 150, San Carlos, California 94070.

* * *

Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS San Carlos, California April 19, 2017

50

APPENDIX A

PLAN OF CONVERSION
OF
LION BIOTECHNOLOGIES, INC.
A Nevada Corporation
INTO
LION BIOTECHNOLOGIES, INC.
A Delaware Corporation

THIS PLAN OF CONVERSION, dated as of _____________, 2017 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Lion Biotechnologies, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of Lion Biotechnologies, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, Lion Biotechnologies, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.          Conversion; Effect of Conversion.

a.           Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

b.           Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity, and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

c.           The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

d.           Upon the Effective Time, the name of the Converted Entity shall be “Lion Biotechnologies, Inc.”.

e.           The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.          Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

a.           executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

2

b.           executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

c.           executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3.          Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.          Effect of Conversion.

a.           Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.000041666 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.000041666 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

b.           Effect on Preferred Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Series A Convertible Preferred Stock, $0.001 par value per share, and Series B Preferred Stock, $0.001 par value per share of the Converting Entity (“Converting Entity Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Series A Convertible Preferred Stock, $0.001 par value per share, or Series B Preferred Stock, $0.001 par value per share, as applicable, of the Converted Entity (“Converted Entity Preferred Stock”).

c.           Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

d.           Effect of Conversion on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock or Converting Entity Preferred Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock, respectively.

3

e.           Effect of Conversion on Shares of Restricted Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted share or restricted stock unit of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share or restricted stock units of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.

f.            Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock or Converting Entity Preferred Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock.

g.           Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

h.           Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.          Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

4

6.          Delaware Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Lion Biotechnologies, Inc., substantially in the form of Exhibit D hereto.

7.          Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

8.          Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

9.          Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

10.         Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

Dated: _________, 2017	LION BIOTECHNOLOGIES, INC.
a Nevada corporation

By:
Name:
Title:

5

Appendix B

*140304* BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1 USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY PLEASE NOTE: The charter document for the resulting entity must be submitted/filed simultaneously with the articles of conversion. Articles of Conversion (Pursuant to NRS 92A.205) 1. Name and jurisdiction of organization of constituent entity and resulting entity: Lion Biotechnologies, Inc. Name of constituent entity Nevada Corporation Jurisdiction Entity type * and, Lion Biotechnologies, Inc. Name of resulting entity Delaware Corporation Jurisdiction Entity type * 2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. 3. Location of plan of conversion: (check one) The entire plan of conversion is attached to these articles. The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. * corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust . This form must be accompanied by appropriate fees. Nevada Secretary of State 92A Conversion Page 1 Revised: 1-5-15

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2 USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY 4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion): Attn: Gregory T. Schiffman c/o: Lion Biotechnologies, Inc. 999 Skyway Road, Suite 150, San Carlos, California 94070 5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed) Date: Time: 6. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it Lion Biotechnologies, Inc. Name of constituent entity X Signature Title Date * Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity's articles. FILING FEE: $350.00 IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected. This form must be accompanied by appropriate fees. Nevada Secretary of State 92A Conversion Page 2 Revised: 1-5-15 Reset

APPENDIX C

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.	The jurisdiction where the Non-Delaware corporation first formed is Nevada.

2.	The jurisdiction immediately prior to filing this Certificate is Nevada.

3.	The date the Non-Delaware Corporation first formed is September 17, 2007.

4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Lion Biotechnologies, Inc.

5.	The name of the Corporation as set forth in the Certificate of Incorporation is Lion Biotechnologies, Inc.

IN WITNESS WHEREOF, the undersigned, being duly authorized to sign on behalf of the converting Non-Delaware Corporation, has executed this Certificate on the ____ day of ___________2017.

LION BIOTECHNOLOGIES, INC.
a Nevada corporation

By:
Name: Maria Fardis
Title: Chief Executive Officer and President

APPENDIX D

CERTIFICATE OF INCORPORATION
OF
LION BIOTECHNOLOGIES, INC.

The undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the Delaware General Corporation Law (the “DGCL”), certify as follows:

ARTICLE I

The name of the Corporation is Lion Biotechnologies, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 2140 S. Dupont Highway, Camden, Delaware 19934, County of Kent. The name of its registered agent at such address is Paracorp Incorporated.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000), consisting of (a) One Hundred Fifty Million (150,000,000) shares of Common Stock, $0.000041666 par value per share (“Common Stock”), and (b) Fifty Million (50,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	COMMON STOCK

1.	General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the board of directors of the Corporation (the “Board of Directors”) upon any issuance of the Preferred Stock of any series.

1

2.	Voting.

i.	The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or the DGCL. There shall be no cumulative voting in the election of directors or on any other matter.

ii.	Except as may otherwise be provided by applicable law, in this Certificate of Incorporation or in a Preferred Stock Designation (as defined below), the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock and any series thereof shall not be entitled to receive notice of any meeting of stockholders at which they are not otherwise entitled to vote.

iii.	The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

3.	Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

4.	Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then-outstanding Preferred Stock.

B.	PREFERRED STOCK.

1.	The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the Preferred Stock or any wholly unissued series thereof or any holders thereof, and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

2

i.	the designation of the series, which may be by distinguishing number, letter or title;

ii.	the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

iii.	the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

iv.	the dates on which dividends, if any, shall be payable in respect of shares of the series;

v.	the redemption rights and price or prices, if any, for shares of the series;

vi.	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

vii.	whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

viii.	the rights of the holders of the shares of such series upon the dissolution of, or upon the subsequent distribution of assets of, the Corporation;

ix.	restrictions on the issuance of shares of the same series or of any other class or series;

x.	the voting powers, full or limited, or no voting powers, of the holders of shares of the series; and

xi.	the manner in which any facts ascertainable outside of this Certificate of Incorporation or the resolution or resolutions providing for the issuance of such series shall operate upon the voting powers, designations, preferences, rights, and qualifications, limitations, or restrictions of such series.

3

2.	The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

C.	REGISTERED OWNERS. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

ARTICLE V

The name and address of the incorporator is as follows:

Barbara J. Gillham

TroyGould PC

1801 Century Park East, Suite 1600

Los Angeles, CA 90067

ARTICLE VI

Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”) shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Article VII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

ARTICLE VIII

The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. Any amendment, repeal or modification of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights conferred on any Covered Person by this Article VIII shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, any other provision of this Certificate of Incorporation, the Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise.

4

ARTICLE IX

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders. The stockholders of the Corporation may not adopt, amend or repeal the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Certificate of Incorporation, by the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon.

ARTICLE X

The Corporation shall have the right, subject to any express provisions or restrictions contained in this Certificate of Incorporation or the Bylaws, from time to time, to amend, alter or repeal any provision of this Certificate of Incorporation or a Preferred Stock Designation in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Certificate of Incorporation or any amendment thereof are conferred subject to such right.

ARTICLE XI

Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing of stockholders.

ARTICLE XII

Special meetings of stockholders may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Advance notice of stockholder nominations for the election of directors and of the proposal by stockholders of any other action to be taken by the stockholders at a meeting of stockholders shall be given in the manner provided by the Bylaws.

5

ARTICLE XIII

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws, (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII. If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XIV

Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article XIV or Article VII, VIII, IX, X, XI, XII or XIII of this Certificate of Incorporation.

6

I, the undersigned, for the purpose of forming a corporation pursuant to the DGCL, do make, file and record this Certificate of Incorporation, hereby acknowledging, declaring and certifying that this Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this ___ day of _____________, 2017.

Barbara J. Gillham, Incorporator

7

APPENDIX E

CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF LION BIOTECHNOLOGIES, INC.

PURSUANT TO SECTION 151 OF THE

delaware GENERAL CORPORATION LAW

Lion Biotechnologies, Inc. a Delaware corporation, organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), by its Chief Executive Officer:

DOES HEREBY CERTIFY:

FIRST: That, pursuant to authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors”) by the provisions of its certificate of incorporation (the “Certificate of Incorporation”), the Board of Directors duly adopted by unanimous written consent the following resolution providing for the designation of 17,000 shares of Series A Convertible Preferred Stock, $.001 per share:

RESOLVED, that the Board of Directors, pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation of the Corporation, hereby authorizes the issuance from time to time of the Series A Convertible Preferred Stock of the Corporation and hereby fixes the powers, designations, preferences, limitations, restrictions and relative rights of the Series A Convertible Preferred Stock of the Corporation, in addition to those set forth in said Certificate of Incorporation, to be in their entirety as follows.

Section 1.         Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Board of Directors” means the board of directors of the Corporation.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Certificate of Designation” means this Certificate of Designation of Rights, Preferences and Privileges of the Series A Convertible Preferred Stock

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 50% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock or upon conversion of any currently outstanding convertible securities in accordance with the terms thereof as in effect on the date hereof), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 51% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 51% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 1.2 of the Purchase Agreement.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) each Holder’s obligations to pay the Purchase Price and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.000041666 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

2

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that registers the resale of all Conversion Shares, so long as such Conversion Shares are Registrable Securities, of the Holders, who shall be named as “selling stockholders” therein and meets the requirements of the Registration Rights Agreement.

“Corporation” means Lion Biotechnologies, Inc., a Delaware corporation.

“Effective Date” means the date that the initial Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Corporation pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement or as disclosed in the Corporation’s disclosure schedules to the Purchase Agreement, provided that such securities have not been amended on or after the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) Common Stock and/or Common Stock purchase warrants as payment, in full or part, for up to an aggregate of up to $2,000,000 of liabilities and other indebtedness owed by the Corporation as of the date of this Agreement to certain of its vendors, creditors, professionals and other obligees, (e) up to 2,690,000 shares of Common Stock issuable by the Corporation pursuant to the provisions of that certain Agreement and Plan of Merger, dated July 24, 2013, between the Corporation, Lion Biotechnologies, Inc., a Delaware corporation, and Genesis Biopharma Sub, Inc., a Delaware corporation and newly formed merger subsidiary wholly owned by the Corporation and (f) 400,000 shares of Common Stock issuable to Alpha Capital Anstalt which were purchased from the Corporation on May 6, 2013.

3

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Issuable Maximum” shall have the meaning set forth in Section 6(e).

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“Mandatory Conversion Time” shall have the meaning set forth in Section 8(a).

“New York Courts” shall have the meaning set forth in Section 9(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

4

“Purchase Agreement” means the Securities Purchase Agreement, dated on or about the Original Issue Date, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms for the purchase and sale of Common Stock, Preferred Stock and Warrants.

“Purchase Price” shall mean, as to each Holder, the aggregate amount to be paid for the Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Holder’s name on the signature page of the Purchase Agreement and next to the heading “Purchase Price,” in United States dollars and in immediately available funds.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the original Holders, in the form of Exhibit B attached to the Purchase Agreement.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Registrable Securities by each Holder as provided for in the Registration Rights Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Common Stock, Preferred Stock, the Warrants, the Warrant Shares and the Underlying Shares subject to the Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subsidiary” means any subsidiary of the Corporation as set forth in Section 2.1(a) of the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

5

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTC Markets, or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Warrants, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means Corporate Stock Transfer, Inc., the current transfer agent of the Corporation with a mailing address of 3200 Cherry Creek South Drive, Suite 430 Denver, Colorado 80209 and a facsimile number of (303) 282-5800, and any successor transfer agent of the Corporation.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock and upon exercise of the Warrants.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Preferred Stock then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Holder at the Closing in accordance with Section 1.3 of the Purchase Agreement, which Warrants shall be exercisable immediately and have a term of exercise equal to five years, in the form of Exhibit C attached to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

6

Section 2.         Designation, Amount and Par Value. The series of preferred stock shall be designated as the Corporation's Series A Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 17,000 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the “Stated Value”).

Section 3.         Dividends.

a) Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends (other than dividends in the form of Common Stock) actually paid on shares of the Common Stock or other Junior Securities when, as and if such dividends (other than dividends in the form of Common Stock) are paid on shares of the Common Stock or other Junior Securities. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Preferred Stock; and the Corporation shall pay no dividends (other than dividends in the form of Common Stock) on shares of the Common Stock or other Junior Securities unless it simultaneously complies with the previous sentence. All declared but unpaid dividends on shares of Preferred Stock shall increase the Stated Value of such shares, but when such dividends are actually paid any such increase in the Stated Value shall be rescinded.

b) So long as any shares of Preferred Stock remain outstanding, neither the Corporation nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any material amount of Junior Securities.

Section 4.          Voting Rights.

a) Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of at least a majority in Stated Value of Preferred Stock, except as may be necessary to increase the authorized shares of Common Stock in order to account for any increase in the number of shares issuable upon conversion of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

b) Until the one (1) year anniversary of the Original Issue Date, neither the Corporation nor any of its subsidiaries shall, without the affirmative vote of the Holders of at least a majority in Stated Value of Preferred Stock, (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (other than Exempt Issuances) or (ii) obtain any other additional financing.

7

Section 5.         Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the assets of the Corporation available for distribution to its stockholders shall be distributed pari passu among the holders of the shares of Common Stock and Preferred Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock, pursuant to the terms of the Articles of Incorporation immediately prior to such liquidation, dissolution or winding up of the Corporation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.         Conversion.

a)         Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless (i) the full or remaining number of shares of Preferred Stock represented by such certificate are being converted or (ii) such Holder has provided the Corporation with prior written notice (which notice may be included in a Notice of Conversion) requesting reissuance of a certificate representing the remaining shares of Preferred Stock upon physical surrender of any certificate representing the shares of Preferred Stock being converted. Each Holder and the Corporation shall maintain records showing the number of shares of Preferred Stock so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Corporation, so as not to require physical surrender of the certificate representing the shares of Preferred Stock upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation establishing the number of shares of Preferred Stock to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Shares of Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.

8

b)         Conversion Price. The conversion price for the Preferred Stock shall equal $2.00, subject to adjustment herein (the “Conversion Price”).

c)	Mechanics of Conversion

i.            Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates free of restrictive legends representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends. If requested by the Holder, the Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii.         Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

iii.         Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

9

iv.         Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

10

v.           Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the respective Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Conversion Shares Registration Statement (subject to such Holder’s compliance with its obligations under the Registration Rights Agreement).

vi.         Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii.         Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

11

d)         Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

12

Section 7.         Certain Adjustments.

a)         Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

b) Subsequent Rights Offerings. If the Corporation, at any time while the Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not proportionately to the Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date for such issuance, and do not offer the same rights to the Holders, then the Holder will be entitled to acquire, upon conversion of the Preferred Stock, such rights, options or warrants which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on the conversion of such Preferred Stock) immediately before the date on which a record is taken for the issuance of such rights, options or warrants, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the issuance of such rights, options or warrants.

13

c)         Pro Rata Distributions. If the Corporation, at any time while this Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

14

d)         Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination and excluding shares acquired upon conversion of any currently outstanding convertible securities in accordance with the terms thereof as in effect on the date hereof) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

15

e)         Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f)         Notice to the Holders.

i.            Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.         Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

16

Section 8.          Mandatory Conversion. Upon either the (a) written election of the Holders of at least a majority in Stated Value of Preferred Stock or (b) issuance of a notice to the Holders than an Uplisting Determination has occurred (the date of such election or issuance of a notice is referred to herein as the “Mandatory Conversion Time”), then (i) all outstanding shares of Preferred Stock shall immediately and automatically be converted into shares of Common Stock, at the then effective Conversion Price as calculated pursuant to Section 6 and (ii) such shares of Preferred Stock may not thereafter be reissued by the Corporation. The term “Uplisting Determination” means a determination by the Corporation, based on consultations with the Corporation’s accountants, that it is necessary for the Preferred Stock to be converted into Common Stock in order for the Common Stock to be listed on a national securities exchange (including any of the Nasdaq markets and the NYSE MKT LLC). All holders of record of shares of Preferred Stock shall be sent written notice of the Mandatory Conversion Time along with instructions for converting the outstanding Preferred Stock certificates. If such election shall have been duly made or notice of mandatory conversion shall have been duly given, then, notwithstanding that the certificate evidencing any shares of Preferred Stock so converted remain outstanding and shall not have been surrendered, all rights pertaining to such shares shall terminate, except only the right of the Holders to receive Common Stock certificates upon surrender of their Preferred Stock certificates; provided, that the rights pertaining to such shares that remain unconverted pursuant to the beneficial ownership limitations set forth in Section 6(d) shall not be affected. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. For purposes of clarification, a conversion effected pursuant to the terms of this Section 8 shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring payment of liquidated damages and beneficial ownership limitations.

Section 9.          Miscellaneous.

a)         Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation at 21900 Burbank Boulevard, 3rd Floor, Woodland Hills, California 91367, Attention: Chief Executive Officer, facsimile number (818) 475-5194, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

17

b)         Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)         Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

18

e)         Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f)         Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)         Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)         Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i)         Status of Converted Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Convertible Preferred Stock.

19

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Designations on behalf of the Corporation this ___ day of ____________, 2017.

By:	/s/ MARIA FARDIS
Name: Maria Fardis
Title: Chief Executive Officer

20

ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert Shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below into shares (the “Conversion Shares”) of common stock, par value $0.000041666 per share (the “Common Stock”), of Lion Biotechnologies, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If Conversion Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes. In order to induce the Corporation to issue the stock certificate representing the Conversion Shares without a restrictive legend, the undersigned hereby agrees to comply with the covenants set forth in Section 5.3 of the Purchase Agreement. If the Conversion Shares are not covered by an effective resale registration statement at the time that the undersigned intends to resell the Conversion Shares, the undersigned will not resell the Conversion Shares unless Rule 144, or another exemption, is applicable, and then only in full compliance with Rule 144, or such other exemption, after receiving an opinion of counsel that the Conversion Shares can be sold under Rule 144, or such other exemption.

Conversion calculations:

Date to Effect Conversion: ________________________________________________________________

Number of shares of Preferred Stock owned prior to Conversion: ___________________________________

Number of shares of Preferred Stock to be Converted: ___________________________________________

Aggregate Stated Value of Preferred Stock to be Converted: ______________________________________

Number of shares of Common Stock to be Issued: ______________________________________________

Applicable Conversion Price:_____________________________________________________________

Shares of Preferred Stock owned subsequent to Conversion: _____________________________________

Address for Delivery: _______________________________ or DWAC Instructions: Broker no: ______________________________ Account no: __________________

[HOLDER]

By:
Name:
Title:

APPENDIX F

CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES OF

SERIES B PREFERRED STOCK

OF LION BIOTECHNOLOGIES, INC.

PURSUANT TO SECTION 151 OF THE

delaware GENERAL CORPORATION LAW

Lion Biotechnologies, Inc. a Delaware corporation, organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), by its Chief Executive Officer:

DOES HEREBY CERTIFY:

FIRST: That, pursuant to authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors”) by the provisions of its certificate of incorporation (the “Certificate of Incorporation”), the Board of Directors at a meeting duly held, adopted the following resolution providing for the designation of 11,500,000 shares of Series B Preferred Stock, $.001 per share:

RESOLVED, that the Board of Directors, pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation of the Corporation, hereby authorizes the issuance from time to time of the Series B Preferred Stock of the Corporation and hereby fixes the powers, designations, preferences, limitations, restrictions and relative rights of the Series B Preferred Stock of the Corporation, in addition to those set forth in said Certificate of Incorporation, to be in their entirety as follows.

Section 1.         Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Board of Directors” means the board of directors of the Corporation.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Certificate of Designation” means this Certificate of Designation of Rights, Preferences and Privileges of the Series B Preferred Stock.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.000041666 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a Registration Statement that registers the resale of all Conversion Shares, so long as such Conversion Shares are Registrable Securities, of the Holders, who shall be named as “selling stockholders” therein and meets the requirements of the Registration Rights Agreement.

“Corporation” means Lion Biotechnologies, Inc., a Delaware corporation.

“Effective Date” means the date that the initial Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“Holder” shall have the meaning given such term in Section 2.

2

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“Mandatory Conversion Time” shall have the meaning set forth in Section 8(a).

“New York Courts” shall have the meaning set forth in Section 9(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Securities Purchase Agreement, dated on or about the Original Issue Date, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms for the purchase and sale of Common Stock and Preferred Stock.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the original Holders, in the form of Exhibit B attached to the Purchase Agreement.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Registrable Securities by each Holder as provided for in the Registration Rights Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Series A Preferred Stock" means the Corporation's Series A Convertible Preferred Stock.

3

“Series B Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subsidiary” means any subsidiary of the Corporation as set forth in the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Global Market, the Nasdaq Global Select Market, the Nasdaq Capital Market, the New York Stock Exchange, or the NYSE MKT LLC (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means Continental Stock Transfer and Trust Company, the current transfer agent of the Corporation with a mailing address of 17 Battery Place, 8th Floor, New York, NY 10004 and a telephone number of (212) 509-4000, and any successor transfer agent of the Corporation.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted on a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board or OTCQX or OTCQB Markets, (c) if the Common Stock is not then listed or quoted for trading on a Trading Market, the OTC Bulletin Board or either of the OTCQX or OTCQB Markets, and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Series B Preferred Stock then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

4

Section 2.         Designation, Amount and Par Value. The series of preferred stock shall be designated as the Corporation's Series B Preferred Stock (the “Series B Preferred Stock”) and the number of shares so designated shall be 11,500,000 (which number shall not be subject to increase without the written consent of the holders of the Series B Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Series B Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $4.75 subject to increase as set forth in Section 3 below (the “Stated Value”).

Section 3.         Dividends.

a) Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series B Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends (other than dividends in the form of Common Stock) actually paid on shares of the Series A Preferred Stock, Common Stock or other Junior Securities when, as and if such dividends (other than dividends in the form of Common Stock) are paid on shares of the Series A Preferred Stock, Common Stock or other Junior Securities. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series B Preferred Stock; and the Corporation shall pay no dividends (other than dividends in the form of Common Stock) on shares of the Series A Preferred Stock, Common Stock or other Junior Securities unless it simultaneously complies with the previous sentence. All declared but unpaid dividends on shares of Series B Preferred Stock shall increase the Stated Value of such shares, but when such dividends are actually paid any such increase in the Stated Value shall be rescinded.

b) So long as any shares of Series B Preferred Stock remain outstanding, neither the Corporation nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any material amount of Series A Preferred Stock or Junior Securities.

Section 4.          Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Series B Preferred Stock shall have no voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of at least a majority in Stated Value of Series B Preferred Stock, except as may be necessary to increase the authorized shares of Common Stock in order to account for any increase in the number of shares issuable upon conversion of the Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to the Series B Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Series B Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

5

Section 5.         Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the assets of the Corporation available for distribution to its stockholders shall be distributed pari passu among the holders of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock, pursuant to the terms of the Articles of Incorporation immediately prior to such Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.         Conversion. The Holders of the Series B Preferred Stock shall not have the right to convert the Series B Preferred Stock into issued and outstanding shares of Common Stock unless, and until the stockholders of the Corporation approve the conversion provisions in Section 6 of this Certificate of Designation, which consent shall be provided in accordance with the rules of the Nasdaq Global Market. If the stockholders of this Corporation approve of the conversion provisions hereof, the shares of Series B Preferred Stock shall, at the time that such approval is obtained (the “Conversion Consent Date”), without any further action of any kind, automatically become convertible in the manner provided in this Certificate of Designation.

a)         Conversions at Option of Holder. Each share of Series B Preferred Stock shall be convertible, at any time and from time to time from and after the Conversion Consent Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Series B Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series B Preferred Stock to be converted, the number of shares of Series B Preferred Stock owned prior to the conversion at issue, the number of shares of Series B Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or e-mail of a PDF document (with confirmation of transmission) such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series B Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series B Preferred Stock to the Corporation unless (i) the full or remaining number of shares of Series B Preferred Stock represented by such certificate are being converted or (ii) such Holder has provided the Corporation with prior written notice (which notice may be included in a Notice of Conversion) requesting reissuance of a certificate representing the remaining shares of Series B Preferred Stock upon physical surrender of any certificate representing the shares of Series B Preferred Stock being converted. Each Holder and the Corporation shall maintain records showing the number of shares of Series B Preferred Stock so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Corporation, so as not to require physical surrender of the certificate representing the shares of Series B Preferred Stock upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation establishing the number of shares of Series B Preferred Stock to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Shares of Series B Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.

6

b)         Conversion Price. The conversion price for the Series B Preferred Stock shall equal $4.75, subject to adjustment herein (the “Conversion Price”).

c)         Mechanics of Conversion

i.            Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates free of restrictive legends representing the number of Conversion Shares being acquired upon the conversion of the Series B Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends. If requested by the Holder, the Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii.         Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such conversion, in which event the Corporation shall promptly return to the Holder any original Series B Preferred Stock certificates delivered to the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

7

iii.         Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of its Series B Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Series B Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv.         Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series B Preferred Stock equal to the number of shares of Series B Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series B Preferred Stock as required pursuant to the terms hereof.

8

v.           Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series B Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Conversion Shares Registration Statement (subject to such Holder’s compliance with its obligations under the Registration Rights Agreement).

vi.         Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series B Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii.         Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Series B Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series B Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

9

d)	Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Series B Preferred Stock, and a Holder shall not have the right to convert any portion of the Series B Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Series B Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series B Preferred Stock and the Series A Preferred Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Series B Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series B Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series B Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series B Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series B Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series B Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Series B Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Series B Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series B Preferred Stock. Notwithstanding anything to the contrary, the limitations contained in this Section 6(d) shall not apply to any Holder that, at the time of the requested conversion of such Holder’s shares of Series B Preferred Stock, certifies to the Corporation that he, she or it or any partner or member of such Purchaser that is deemed to be the indirect beneficial owner of such shares, was, immediately prior to such request, required to report, or exempt from reporting, his, her or its holdings and transactions relating to securities of the Corporation pursuant to Section 16 of the Exchange Act.

10

Section 7.         Certain Adjustments.

a)         Stock Dividends and Stock Splits. If the Corporation, at any time while this Series B Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series B Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

b)         Subsequent Rights Offerings. If the Corporation, at any time while the Series B Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not proportionately to the Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date for such issuance, and do not offer the same rights to the Holders, then the Holder will be entitled to acquire, upon conversion of the Series B Preferred Stock, such rights, options or warrants which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series B Preferred Stock (without regard to any limitations on the conversion of such Series B Preferred Stock) immediately before the date on which a record is taken for the issuance of such rights, options or warrants, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the issuance of such rights, options or warrants.

c)         Pro Rata Distributions. If the Corporation, at any time while this Series B Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

11

d)         Fundamental Transaction. If, at any time while this Series B Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination and excluding shares acquired upon conversion of any currently outstanding convertible securities in accordance with the terms thereof as in effect on the date hereof) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Series B Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Series B Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series B Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Series B Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series B Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Series B Preferred Stock, deliver to the Holder in exchange for this Series B Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series B Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series B Preferred Stock (without regard to any limitations on the conversion of this Series B Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series B Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

12

e)         Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f)         Notice to the Holders.

i.            Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13

ii.         Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series B Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of the Series B Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8.          Mandatory Conversion. Following the Conversion Consent Date, upon the written election of the Holders of a majority of the outstanding number of shares of Series B Preferred Stock (the date of such election or issuance of a notice is referred to herein as the “Mandatory Conversion Time”) all outstanding shares of Series B Preferred Stock shall immediately and automatically be converted into shares of Common Stock, at the then effective Conversion Price as calculated pursuant to Section 6. All holders of record of shares of Series B Preferred Stock shall be sent written notice of the Mandatory Conversion Time along with instructions for converting the outstanding Series B Preferred Stock certificates. If such election shall have been duly made and notice of mandatory conversion shall have been duly given, then, notwithstanding that the certificate evidencing any shares of Series B Preferred Stock so converted remain outstanding and shall not have been surrendered, all rights pertaining to such shares shall terminate, except only the right of the Holders to receive Common Stock certificates upon surrender of their Series B Preferred Stock certificates; provided, that the rights pertaining to such shares that remain unconverted pursuant to the beneficial ownership limitations set forth in Section 6(d) shall not be affected. For purposes of clarification, a conversion effected pursuant to the terms of this Section 8 shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring payment of liquidated damages and beneficial ownership limitations.

14

Section 9.          Miscellaneous.

a)         Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, e-mail of a PDF document (with confirmation of transmission), or sent by a nationally recognized overnight courier service, addressed to the Corporation at 112 West 34th Street, 18th Floor, New York, New York 10120, Attention: Chief Executive Officer, facsimile number (646) 365-0648, or such other facsimile number or e-mail or street address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, e-mail of a PDF document (with confirmation of transmission), or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or e-mail or street address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or e-mail of a PDF document (with confirmation of transmission) prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail of a PDF document (with confirmation of transmission) on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)         Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series B Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)         Lost or Mutilated Series B Preferred Stock Certificate. If a Holder’s Series B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

15

d)         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)         Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

16

f)         Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)         Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)         Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i)         Status of Converted Series B Preferred Stock. Shares of Series B Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series B Preferred Stock shall be converted or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B Preferred Stock.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Designations on behalf of the Corporation this ___ day of ____________, 2017.

By:	/s/ MARIA FARDIS
Name: Maria Fardis
Title: Chief Executive Officer

17

ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert Shares of Series B Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series B Preferred Stock indicated below into shares (the “Conversion Shares”) of common stock, par value $0.000041666 per share (the “Common Stock”), of Lion Biotechnologies, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If Conversion Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes. In order to induce the Corporation to issue the stock certificate representing the Conversion Shares without a restrictive legend, the undersigned hereby agrees to comply with the covenants set forth in Section 5.3 of the Purchase Agreement. If the Conversion Shares are not covered by an effective resale registration statement at the time that the undersigned intends to resell the Conversion Shares, the undersigned will not resell the Conversion Shares unless Rule 144, or another exemption, is applicable, and then only in full compliance with Rule 144, or such other exemption, after receiving an opinion of counsel that the Conversion Shares can be sold under Rule 144, or such other exemption.

Conversion calculations:

Date to Effect Conversion: ____________________________________________________________________

Number of shares of Preferred Stock owned prior to Conversion: _______________________________________

Number of shares of Preferred Stock to be Converted: _______________________________________________

Aggregate Stated Value of Preferred Stock to be Converted: ___________________________________________

Number of shares of Common Stock to be Issued: __________________________________________________

Applicable Conversion Price:_________________________________________________________________

Shares of Preferred Stock owned subsequent to Conversion: _________________________________________

Address for Delivery: _______________________________ or DWAC Instructions: Broker no: ______________________________ Account no: __________________

[HOLDER]

By:
Name:
Title:

Appendix G

BYLAWS

OF

LION BIOTECHNOLOGIES, INC.

(a Delaware corporation)

i

TABLE OF CONTENTS (cont.)

ii

TABLE OF CONTENTS (cont.)

iii

TABLE OF CONTENTS (cont.)

iv

BYLAWS

OF
LION BIOTECHNOLOGIES, INC.

ARTICLE I
CORPORATE OFFICES

1.1           REGISTERED OFFICE.

The registered office of Lion Biotechnologies, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended from time to time (the “Certificate of Incorporation”).

1.2           OTHER OFFICES.

The Corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II
MEETINGS OF STOCKHOLDERS

2.1           PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2           ANNUAL MEETING.

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws (the “Bylaws”) may be transacted.

2.3           SPECIAL MEETING.

A special meeting of the stockholders may be called at any time by the Board, chairperson of the Board, chief executive officer or president (in the absence of a chief executive officer), but such special meetings may not be called by any other person or persons.

No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4           ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING.

(a)          At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the Corporation and specified in the notice of meeting given by or at the direction of the Board, (ii) brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.4 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders, and the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these Bylaws. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these Bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these Bylaws.

(b)          Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (x) if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date or if no meeting was held in the preceding year or (y) with respect to the first annual meeting held after February 1, 2014, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c)          To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary of the Corporation shall set forth:

2

(i)          As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, without limitation, if applicable, the name and address that appear on the Corporation’s books and records) and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(ii)         As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including, without limitation, due to the fact that the value of such derivative, swap or other transactions is determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including, without limitation, any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (E) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any, (F)(x) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (G) any significant equity interests or any Synthetic Equity Interests or Short Interests in any principal competitor of the Corporation held by such Proposing Persons, (H) any direct or indirect interest of such Proposing Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, without limitation, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (I) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (J) any material transaction occurring during the prior twelve (12) months between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (K) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including, without limitation, their names), and (L) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (L) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

3

(iii)        As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including, without limitation, the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including, without limitation, their names) in connection with the proposal of such business by such stockholder, (D) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (E) a representation whether the Proposing Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise to solicit proxies or votes from stockholders in support of such proposal, and (F) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (c) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

4

(d)          For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for the purposes of these Bylaws) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below).

(e)          A person shall be deemed to be “Acting in Concert” with another person for purposes of these Bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (i) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (ii) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, the Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

(f)          A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for determining stockholders entitled to notice of the annual meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the annual meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

5

(g)          Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with this Section 2.4. The presiding officer of an annual meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(h)          The foregoing notice requirements of this Section 2.4 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(i)          For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(j)          Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the annual meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the annual meeting.

2.5           ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS.

(a)          Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including, without limitation, by any committee or persons appointed by the Board, or (ii) by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 as to such nomination. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board to be considered by the stockholders at an annual meeting or special meeting.

6

(b)          Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (i) provide Timely Notice (as defined in Section 2.4(b) of these Bylaws) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(i) of these Bylaws) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(c)          To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary of the Corporation shall set forth:

(i)          As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i) of these Bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i);

(ii)         As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure in clause (L) of Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting);

(iii)        As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including, without limitation, such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in Section 2.4(e) of these Bylaws), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), (D) a representation that the Nominating Person is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (E) a representation whether the Nominating Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (2) otherwise to solicit proxies or votes from stockholders in support of such nomination, and (F) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(g); and

7

(iv)        The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with any applicable corporate governance policies that the Corporation has adopted or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

(d)          For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.

(e)          A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for determining stockholders entitled to notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

8

(f)          Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 2.5. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded.

(g)          To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.5) to the secretary of the Corporation at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in form provided by the secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the Corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(h)          In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(i)          Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the proposed nomination, such proposed nomination shall not be considered, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.5, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.

9

2.6           NOTICE OF STOCKHOLDERS’ MEETINGS.

Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall specify the place, if any, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7           MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be deemed given:

(a)          if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records; or

(b)          if electronically transmitted as provided in Section 8.1 of these Bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8           QUORUM.

Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established at a meeting shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting or (b) a majority in voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these Bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

10

2.9           ADJOURNED MEETING; NOTICE.

When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for determining the stockholders entitled to vote is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting as of the record date for determining the stockholders entitled to notice of the adjourned meeting. In addition to such other powers as are conferred upon the person acting as chairperson of the meeting in these bylaws or by the Board, such person shall have the authority to adjourn the meeting at any time.

2.10         CONDUCT OF BUSINESS.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate, including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

11

2.11         VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these Bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the Certificate of Incorporation or these Bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder and registered in such stockholder’s name on the books of the Corporation on the date fixed pursuant to Section 2.13 as the record date for the determination of stockholders entitled to vote at such meeting. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) at the meeting by the holders entitled to vote thereon.

2.12         STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

2.13         RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

12

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.14         PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

A proxy executed by any principal officer of such other corporation or other entity or assistant thereto shall be conclusive evidence of the signer’s authority to act, in the absence of express notice to the Corporation, given in writing to the Secretary of the Corporation, of the designation of some other person by the board of directors or the bylaws of such other corporation.

2.15         LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the date of the meeting), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law or the Certificate of Incorporation, the stock ledger shall be the only evidence as to the identity of the stockholders entitled to vote in person or by proxy and the number of shares held by each of them, and as to the stockholders entitled to examine the list of stockholders.

13

2.16         POSTPONEMENT AND CANCELLATION OF MEETING.

Any previously scheduled annual or special meeting of the stockholders may be postponed, and any previously scheduled annual or special meeting of the stockholders may be canceled, by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting.

2.17         INSPECTORS OF ELECTION.

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment or postponement and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Such inspectors shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical and shall take and sign the oath contemplated by Section 231 of the DGCL. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III
DIRECTORS

3.1           POWERS.

Subject to the provisions of the DGCL and any limitations in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2           NUMBER OF DIRECTORS.

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

14

3.3           ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section 3.4 of these Bylaws, each director, including, without limitation, a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws. The Corporation may also have, at the discretion of the Board, a chairperson of the Board and a vice chairperson of the Board. The Certificate of Incorporation or these Bylaws may prescribe other qualifications for directors.

If so provided in the Certificate of Incorporation, the directors of the Corporation shall be divided into three (3) classes.

3.4           RESIGNATION AND VACANCIES.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation at its principal office or to the chairperson of the Board or the Corporation’s chief executive officer, president or secretary. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified or such director’s death, resignation or removal. A vacancy in the Board shall be deemed to exist under these Bylaws in the case of the death, removal or resignation of any director.

3.5           PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

15

3.6           REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board; provided, that any director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Board may be held without notice immediately after and at the same place as the annual meeting of stockholders.

3.7           SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the directors then in office.

Notice of the time and place of special meetings shall be:

(a)          delivered personally by hand, by courier or by telephone;

(b)          sent by United States first-class mail, postage prepaid;

(c)          sent by facsimile; or

(d)          sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (a) delivered personally by hand, by courier or by telephone, (b) sent by facsimile, or (c) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8           QUORUM.

The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors established by the Board pursuant to Section 3.2 of these Bylaws shall constitute a quorum of the Board for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

16

3.9           BOARD ACTION BY CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10         FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors.

3.11         REMOVAL OF DIRECTORS.

Subject to the rights of the holders of the shares of any series of Preferred Stock, the Board or any individual director may be removed from office only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

ARTICLE IV
COMMITTEES

4.1           COMMITTEES OF DIRECTORS.

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, including the power and authority to designate other committees of the Board, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation.

17

4.2           COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3           MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)	Section 3.5 of these Bylaws (place of meetings and meetings by telephone);

(b)	Section 3.6 of these Bylaws (regular meetings);

(c)	Section 3.7 of these Bylaws (special meetings and notice);

(d)	Section 3.8 of these Bylaws (quorum);

(e)	Section 3.9 of these Bylaws (action without a meeting); and

(f)	Section 7.12 of these Bylaws (waiver of notice);

with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i)          the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)         special meetings of committees may also be called by resolution of the Board; and

(iii)        notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V
OFFICERS

5.1           OFFICERS.

The officers of the Corporation shall be a president and a secretary. The Corporation may also have, at the discretion of the Board, a chief executive officer, a chief financial officer or treasurer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

18

5.2           APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3           SUBORDINATE OFFICERS.

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

5.4           REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving notice to the Corporation in writing or by electronic transmission to the Board or to the chairperson of the Board; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5           VACANCIES IN OFFICES.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Sections 5.2 and 5.3 of these Bylaws.

5.6           REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairperson of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all securities of any other entity or entities standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

19

5.7           AUTHORITY AND DUTIES OF OFFICERS.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI
RECORDS AND REPORTS

6.1           MAINTENANCE OF RECORDS.

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

ARTICLE VII
GENERAL MATTERS

7.1           EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2           STOCK CERTIFICATES; PARTLY PAID SHARES.

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

20

7.3           SPECIAL DESIGNATION ON CERTIFICATES.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4           LOST CERTIFICATES.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5           CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.6           DIVIDENDS.

The Board, subject to any restrictions contained in either (a) the DGCL or (b) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

21

7.7           FISCAL YEAR.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8           SEAL.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9           TRANSFER OF STOCK.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10         STOCK TRANSFER AGREEMENTS.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11         REGISTERED STOCKHOLDERS.

The Corporation:

(a)          shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(b)          shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(c)          shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

22

7.12         WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

ARTICLE VIII
NOTICE BY ELECTRONIC TRANSMISSION

8.1           NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(a)          the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(b)          such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(a)          if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(b)          if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(c)          if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

23

(d)          if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2           DEFINITION OF ELECTRONIC TRANSMISSION.

For the purposes of these Bylaws, an “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX
INDEMNIFICATION AND ADVANCEMENT

9.1           ACTIONS, SUITS AND PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION.

The Corporation shall indemnify, to the fullest extent authorized by the DGCL, as the same exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, testators, intestates, executors and administrators, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

24

9.2           ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION.

The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 9.2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including, without limitation, attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

9.3           INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY.

Notwithstanding any other provisions of this Article IX, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 9.1 and 9.2 of these Bylaws, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including, without limitation, a disposition without prejudice), without (a) the disposition being adverse to Indemnitee, (b) an adjudication that Indemnitee was liable to the Corporation, (c) a plea of guilty or nolo contendere by Indemnitee, (d) an adjudication that Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and (e) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe his or her conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

25

9.4           NOTIFICATION AND DEFENSE OF CLAIM.

As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 9.4. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (a) the employment of counsel by Indemnitee has been authorized by the Corporation, (b) counsel to Indemnitee shall have reasonably concluded, and shall have advised the Corporation in writing, that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation, or (c) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article IX. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion, and delivered the notice, provided for in clause (b) above. The Corporation shall not be required to indemnify Indemnitee under this Article IX for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

9.5           ADVANCE OF EXPENSES.

Subject to the provisions of Sections 9.4 and 9.6 of these Bylaws, in the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article IX, any expenses (including, without limitation, attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that if the DGCL requires, the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article IX. and provided further that no such advancement of expenses shall be made under this Article IX if it is determined (in the manner described in Section 9.6 of these bylaws) that (a) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (b) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. The rights to indemnification and advancement of expenses conferred upon officers and directors of this Corporation in this Article IX shall be a contract right, shall vest when such person becomes a director or officer of the Corporation or, while serving as a director or officer of the Corporation, a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, and shall continue as vested contract rights even if such person ceases to be a director or officer of the Corporation or, while serving as a director or officer of the Corporation, a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

26

9.6           PROCEDURE FOR INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

In order to obtain indemnification or advancement of expenses pursuant to Section 9.1, 9.2, 9.3 or 9.5 of these Bylaws, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless (a) the Corporation has assumed the defense pursuant to Section 9.4 of these Bylaws (and none of the circumstances described in Section 9.4 of these Bylaws that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (b) the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 9.1, 9.2 or 9.5 of these Bylaws, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 9.1 or 9.2 of these Bylaws only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 9.1 or 9.2 of these Bylaws, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

9.7           REMEDIES.

The right to indemnification or advancement of expenses as granted by this Article IX shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 9.6 of these Bylaws that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. In any suit brought by Indemnitee to enforce a right to indemnification or advancement, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall have the burden of proving that Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX. Indemnitee’s expenses (including, without limitation, attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification or advancement, in whole or in part, in any such proceeding shall also be indemnified by the Corporation to the fullest extent permitted by law. Notwithstanding the foregoing, in any suit brought by Indemnitee to enforce a right to indemnification hereunder it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL.

27

9.8           CLAIMS AGAINST THE CORPORATION.

Anything in this Article IX to the contrary notwithstanding, except for proceedings initiated by an Indemnitee to enforce a right to indemnification or advancement of expenses, whether as provided in Section 9.7 or otherwise, with respect to a proceeding initiated against the Corporation by a person who is or was a director or officer of the Corporation (whether initiated by such person in or by reason of such capacity or in or by reason of any other capacity, including as a director, officer, employee, or agent of another enterprise), the Corporation shall not be required to indemnify or to advance expenses (including attorneys’ fees) to such person in connection with prosecuting such proceeding unless such proceeding was authorized by the Board. For the avoidance of doubt, no compulsory counterclaim against the Corporation in a proceeding initiated by or on behalf of the Corporation against or involving the Indemnitee and, to the extent reasonably related to the defense of any such proceeding, no other counterclaim, cross-claim, affirmative defense, or like claim of an Indemnitee asserted against the Corporation in an proceeding initiated by or on behalf of the Corporation against the Indemnitee, shall be considered a proceeding or claim initiated or prosecuted by the Indemnitee for purposes of this Section 9.8.

9.9           LIMITATIONS.

Notwithstanding anything to the contrary in this Article IX, except as set forth in Section 9.7 of these Bylaws, the Corporation shall not indemnify, nor advance expenses to, an Indemnitee pursuant to this Article IX in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board. Notwithstanding anything to the contrary in this Article IX, the Corporation shall not indemnify (or advance expenses to) an Indemnitee to the extent such Indemnitee is reimbursed (or advanced expenses) from the proceeds of insurance, and in the event the Corporation makes any indemnification (or advancement) payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification (or advancement) payments to the Corporation to the extent of such insurance reimbursement.

9.10         SUBSEQUENT AMENDMENT.

No amendment, termination or repeal of this Article IX or of the relevant provisions of the DGCL or any other applicable laws, or the adoption of any provision inconsistent with the provisions of this Article IX, shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification or advancement of expenses under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal (regardless of whether the proceeding relating to such acts or omissions, or any proceeding relating to such person’s rights to indemnification or to advancement of expenses, is commenced before or after the time of such amendment, repeal, modification, or adoption), and any such amendment, termination or repeal that would adversely affect such person’s rights to indemnification or advancement of expenses hereunder shall be ineffective as to such person, except with respect to any proceeding that relates to or arises from (and only to the extent such proceeding relates to or arises from) any act or omission of such person occurring after the effective time of such amendment, repeal, modification, or adoption.

28

9.11         OTHER RIGHTS.

The indemnification and advancement of expenses provided by this Article IX shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee. Nothing contained in this Article IX shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification and advancement rights and procedures different from those set forth in this Article IX. In addition, the Corporation may, to the extent authorized from time to time by the Board, grant indemnification and advancement rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article IX.

9.12         PARTIAL INDEMNIFICATION.

If an Indemnitee is entitled under any provision of this Article IX to indemnification by the Corporation for some or a portion of the expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement to which Indemnitee is entitled.

9.13         INSURANCE.

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

9.14         SAVINGS CLAUSE.

If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article IX that shall not have been invalidated and to the fullest extent permitted by applicable law.

29

9.15         DEFINITIONS.

Terms used in this Article IX and defined in Section 145(h) and Section 145(i) of the DGCL shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

ARTICLE X
AMENDMENTS

Subject to the limitations set forth in Section 9.9 of these Bylaws or the provisions of the Certificate of Incorporation, the Board is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

ARTICLE XI
SEVERABILITY AND INCONSISTENCY

If any provision or provisions of these bylaws shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (1) the validity, legality, and enforceability of the remaining provisions of these bylaws (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of these bylaws (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable. If any provision of these bylaws is or becomes inconsistent with any provision of the certificate of incorporation, the DGCL or any other applicable law, the provision of these bylaws shall not be given any effect to the extent of the inconsistency, but shall otherwise be given full force and effect.

30

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ☐☐☐ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

LION BIOTECHNOLOGIES, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on May 31, 2017.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 7:00 P.M. Eastern Time the day before the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

Please mark your votes like this **X**

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

1. Election of Directors — FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

NOMINEES
(1) Iain Dukes, D. Phil.
(2) Maria Fardis, Ph.D.
(3) Sanford J. Hillsberg
(4) Ryan Maynard
(5) Merrill A. McPeak
(6) Wayne P. Rothbaum
(7) Jay Venkatesan, M.D.

(Instruction: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the numbers(s) of the nominee(s) on the line below.)

____

The Board of Directors recommends that you vote FOR the following proposal:

The Board of Directors recommends that you vote FOR the following proposal:

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature______________________ **Signature, (joint Owners)**______________________ **Date**____________, 2017.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice and Proxy Statement are available at http://www.cstproxy.com/lionbio/2017

□ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED □

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

LION BIOTECHNOLOGIES, INC.

Annual Meeting of Stockholders June 1, 2017 at 9:00 a.m. ET

The undersigned stockholder(s) of Lion Biotechnologies, Inc. hereby appoint(s) Maria Fardis and Gregory T. Schiffman, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of LION BIOTECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. ET on June 1, 2017, at Terrace Loft Meeting Room on the 24th floor of The Bryant Park Hotel, 40 West 40th St., New York, New York 10018 and any adjournment or postponement of the annual meeting.

Such proxies are authorized to vote in their discretion (i) for the election of any person to the Board of Directors if the nominees named herein becomes unable to serve or for good cause will not serve; and (ii) on such other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting.

(continued and to be marked, dated and signed, on the other side)